UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Targacept, Inc.

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Targacept, Inc. 100 North Main Street, Suite 1510 Winston-Salem, North Carolina 27101 USA Tel: 336-480-2100 Fax: 336-480-2107 www.targacept.com

April 18, 2014

Dear Stockholder,

We cordially invite you to attend the Targacept, Inc. 2014 annual meeting of stockholders to be held at 8:30 a.m. Eastern Daylight Time on Thursday, June 5, 2014 at the company’s offices, 100 North Main Street, Suite 1510, Winston-Salem, North Carolina.

The business we expect to conduct at the meeting is described in the attached notice of annual meeting and proxy statement. We have also made available a copy of our 2013 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2013. We encourage you to read the proxy statement and annual report.

In an effort to reduce printing and distribution costs, the majority of you will be mailed a simple notice providing instructions for conveniently and quickly accessing the proxy materials via the Internet (known as the “Notice and Access” delivery method). Some of you will be mailed a paper copy of the proxy materials. If you receive only the notice of Internet availability of our proxy materials, the notice includes instructions on how to access our proxy statement and annual report, how to vote, and how to receive a paper copy of the proxy materials if desired. We will begin these mailings to our stockholders on or about April 18, 2014.

Your vote is very important regardless of the number of shares you hold, so please carefully review the attached proxy statement and then cast your vote. All stockholders are eligible to vote in person or by mail, and most stockholders may also vote by phone or via the Internet. If you receive a paper proxy card, you may vote by completing, signing, dating and returning the card in the accompanying postage-paid envelope. For more detail regarding how to vote, please refer to the “General Information About the Annual Meeting” section beginning on page 1 of the attached proxy statement.

We hope you will join us on June 5, 2014.

Sincerely,

Dr. Stephen A. Hill
President and Chief Executive Officer

Targacept, Inc. 100 North Main Street, Suite 1510 Winston-Salem, North Carolina 27101 USA Tel: 336-480-2100 Fax: 336-480-2107 www.targacept.com

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

Time	8:30 a.m. Eastern Daylight Time

Date	June 5, 2014

Place	Targacept, Inc. 100 North Main Street, Suite 1510 Winston-Salem, North Carolina USA

Purposes	1.	To elect the three nominees named in the accompanying proxy statement to the Board of Directors as Class II directors.

	2.	To hold an advisory vote to approve the compensation of Targacept’s named executive officers as disclosed in the accompanying proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

	3.	To ratify the appointment of Ernst & Young LLP as Targacept’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

	4.	To consider any other business that is properly brought before the meeting and any adjournments or postponements thereof.

Record Date	The Board of Directors has fixed the close of business on April 16, 2014 as the record date for determining stockholders entitled to notice of and to vote at the meeting. .
Whether you plan to attend the meeting or not, we encourage you to vote and submit your proxy in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Patrick C. Rock
Senior Vice President, General Counsel and Secretary

April 18, 2014

Targacept, Inc.

100 North Main Street, Suite 1510

Winston-Salem, North Carolina 27101 USA

(336) 480-2100

PROXY STATEMENT FOR THE TARGACEPT, INC.

2014 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AT

8:30 A.M. EASTERN DAYLIGHT TIME ON THURSDAY, JUNE 5, 2014

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to

be Held on June 5, 2014

The Notice of 2014 Annual Meeting of Stockholders, proxy statement, form of proxy card and our 2013

Annual Report are available on our website at

www.targacept.com/2014annualmeeting.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why did I receive the proxy statement and accompanying materials or a notice that they were available to me via the Internet?

This proxy statement and the accompanying materials were mailed or made available to you because the Board of Directors of Targacept, Inc. (“we” or “Targacept” or the “Company”) is soliciting your proxy to vote at the 2014 annual meeting of stockholders to be held at 8:30 a.m. Eastern Daylight Time on Thursday, June 5, 2014 at the offices of the Company, 100 North Main Street, Suite 1510, Winston-Salem, North Carolina and at any adjournments or postponements of the meeting. In this proxy statement, we refer to the 2014 annual meeting of stockholders (together with any adjournment or postponement) as the “meeting” and to the Company’s Board of Directors as the “Board.” This proxy statement, together with the accompanying Notice of 2014 Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the meeting.

Who can vote at the meeting?

The Board has set April 16, 2014 as the record date for the meeting. If you owned shares of our common stock at the close of business on April 16, 2014, you may attend and vote at the meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. As of April 16, 2014, there were 33,784,589 shares of our common stock outstanding and entitled to vote at the meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, a “stockholder of record.” If you are a stockholder of record, these proxy materials are being mailed to you directly starting on or about April 18, 2014.

If your shares are held in a stock brokerage account or by a bank or other stockholder of record, you are considered the “beneficial owner” of shares held in street name. If you are a beneficial owner, we have requested that a Notice of Annual Meeting and Internet Availability of Proxy Materials (“Notice”) be forwarded to you by the bank, broker or other stockholder of record starting on or about April 18, 2014. The Notice provides instructions for how to access and review this proxy statement and our 2013 Annual Report over the Internet, how to request a paper or email copy of either or both of these documents, and how to authorize a proxy to vote your shares over the Internet or by telephone. You will not receive a paper copy of either of these documents unless you request it. As a beneficial owner, the bank, broker or other holder of record is entitled to vote at the meeting and, as a beneficial owner of the shares, you have the right to direct the bank, broker or other stockholder of record on how to vote the shares. However, because a beneficial owner is not the stockholder of record, you may not vote the shares in person at the meeting unless you obtain a broker’s proxy card from the bank, broker, or other stockholder of record. The broker’s proxy card will give you the right to vote the shares at the meeting.

How do I vote if I am a stockholder of record?

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By mail. You may vote by completing, signing, dating and returning your paper proxy card in the accompanying postage prepaid envelope. Please allow sufficient time for us to receive your proxy card if you decide to vote by mail.

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In person at the meeting. If you attend the meeting, be sure to bring a form of government issued picture identification with you. You may deliver your completed proxy card in person or you may vote by completing a paper proxy card or a ballot, which will be available at the meeting.

How do I vote if I hold my shares in street name?

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By mail. You should receive instructions from your bank, broker or other nominee explaining how to vote your shares by mail. If you wish to vote your shares by mail, you should follow those instructions.

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In person at the meeting. If you attend the meeting, you will need to contact the bank, broker or other nominee that is the stockholder of record for your shares to obtain a broker’s proxy card and then bring the proxy card, an account statement or a letter from the stockholder of record indicating that you beneficially owned the shares as of the record date and a form of government issued picture identification to the meeting. If you have each of (1) a broker’s proxy card, (2) an account statement or letter indicating beneficial ownership as of the record date and (3) a government issued picture identification, you may vote by completing a paper proxy card or a ballot, which will be available at the meeting. If you do not have these items, you will not be able to vote at the meeting.

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Other. You may also be entitled to vote over the Internet or by telephone. You should receive instructions from your bank, broker or other nominee if you are permitted to vote over the Internet or by telephone. If you are permitted to vote your shares over the Internet or by telephone and wish to do so, you should follow those instructions.

The Notice is not a proxy card or ballot and cannot be used to vote your shares.

What are the Board’s recommendations on how to vote my shares?

The Board recommends a vote:

•	FOR election of Julia R. Brown, Dr. Stephen A. Hill and John P. Richard as Class II directors (page 9);

•

FOR approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, or SEC (page 48); and

•	FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 (page 49).

What if I sign and return a proxy card but do not specify how I want my shares voted?

If you sign and return your proxy card but do not specify how you want your shares voted, they will be voted:

•	FOR election to the Board of the three nominees named in this proxy statement;

•	FOR approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC;

•	FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and

•	at the discretion of the proxy holder with respect to any other business that may properly be brought before the meeting.

Can I change my vote or revoke my proxy?

If you give us your proxy, you may change your vote or revoke your proxy at any time before the meeting in any one of the following ways:

•	if you signed and returned a paper proxy card, by signing a new proxy card bearing a later date and submitting it as instructed above;

•	if you received a Notice as a beneficial stockholder, by casting a new vote over the Internet or by telephone as instructed above;

•	by notifying Targacept’s Corporate Secretary in writing before the meeting that you have revoked your proxy; or

•

by attending the meeting in person and voting in person as provided above. Merely attending the meeting in person is not sufficient to revoke a previously submitted proxy. You must specifically request at the meeting that it be revoked.

The vote that you submit latest and still timely is the vote that will be counted.

If your shares are held in street name, you also have the right to change your vote or revoke your proxy at any time before the meeting. Please contact your bank, broker or other nominee for specific instructions as to how to change your vote or revoke your proxy.

Will my shares be voted if I do not vote using one of the permissible methods described above?

If you are a stockholder of record, your shares will not be voted if you do not vote using one of the permissible methods described above under “How do I vote if I am a stockholder of record?” and in accordance with the applicable instructions for that method.

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that is the stockholder of record for your shares as described above under “How do I vote if I hold my shares in street name?,” the bank, broker or other nominee has the authority to vote your shares in its discretion on routine matters, but cannot vote your shares on any matter that is not considered routine. Only Proposal 3 described in this proxy statement is considered a routine matter. Accordingly, if you hold your shares in street name and do not provide voting instructions to your bank, broker or other nominee, your shares will not be voted on Proposals 1 and 2. We encourage you to provide voting instructions to your bank, broker or other nominee to ensure that your shares will be voted at the meeting in the manner you desire.

What does it mean if I receive more than one Notice or more than one set of proxy materials?

If you receive more than one Notice or more than one set of proxy materials, it means that your shares are not all registered in the same way. For example, some of your shares may be registered only in your name and some may be registered in the name of you and your spouse jointly, or some of your shares may be held in street name in one account with one broker and some may be held in street name in another account with the same broker or in an account with a different broker. Please follow the voting instructions on each Notice or proxy card that you receive to ensure that all of the shares that you are entitled to vote are in fact voted.

What is the quorum requirement?

In order to hold the meeting, there must be a quorum. For there to be a quorum at the meeting, the holders of a majority of all of the shares of common stock entitled to vote at the meeting must be present in person or represented by proxy. Shares represented by stockholders of record who are present in person or represented by proxy at the meeting, including shares that are voted to “Abstain” on any particular matter and broker non-votes, will be counted for purposes of determining whether there is a quorum. The term “broker non-vote” applies if you hold your shares in street name and refers to any particular matter for which your bank, broker or other nominee cannot vote your shares because it has not received instructions from you and either does not have discretionary voting authority under applicable securities exchange rules or chooses not to vote your shares on a matter for which it does have discretionary authority. As discussed above, banks, brokers and other nominees for shares held in street name only have discretionary authority to vote the shares on matters that are considered routine.

What vote is required to approve each proposal and how are votes counted?

If there is a quorum at the meeting:

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Proposal 1: Election of Directors. The persons receiving the highest number of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be elected as Class II directors. This is called a plurality. Shares for which authority to vote for a particular nominee for election as a director is withheld will not be counted as votes for the election of that nominee. Shares not voted are not counted for purposes of electing directors. Because directors are elected by plurality, broker non-votes will have no effect on the election of directors.

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Proposal 2: Advisory Vote to Approve the Compensation of our Named Executive Officers as Disclosed in this Proxy Statement. Proposal 2 will be approved, on an advisory basis, if a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal vote FOR the proposal. Because abstentions constitute shares present and entitled to vote, they will have the effect of a vote against this proposal. Because broker non-votes are not considered present and entitled to vote for purposes of this proposal, they will not be counted as a vote for or against the proposal and will have no effect on the outcome of the vote on the proposal. The results of this advisory vote are not binding on Targacept or on the Board or its Compensation Committee. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the views of our stockholders and will consider the outcome of the vote in conjunction with future compensation decisions.

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Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm. Proposal 3 will be approved if a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal vote FOR the proposal. Because abstentions constitute shares present and entitled to vote, they will have the effect of a vote against this proposal. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that is the stockholder of record for your shares, the bank, broker or other nominee has discretionary authority to vote your shares with respect to this proposal.

Is there a list of stockholders entitled to vote at the meeting?

A list of stockholders of record entitled to vote at the meeting will be available for any purpose germane to the meeting at the meeting and for 10 days prior to the meeting at the office of our Corporate Secretary during business hours at our executive offices at 100 North Main Street, Suite 1510, Winston-Salem, North Carolina.

Could matters other than those described in this proxy statement be decided at the meeting?

At the time this proxy statement was first made available to stockholders, we knew of no other matters that may be presented for action at the meeting. If any other business properly comes before the meeting, the persons named on the proxy included in the proxy materials will have authority to vote the shares represented by proxies in their discretion. If you hold shares in street name, the bank, broker or other nominee that is the stockholder of record for your shares will not be able to vote your shares on any other business that comes before the meeting unless it receives instructions from you with respect to the other business.

What happens if the meeting is postponed or adjourned?

If the meeting is postponed or adjourned, your proxy may be voted when the meeting convenes or re-convenes as provided by Delaware law. You will still be able to change or revoke your proxy until it is voted.

Who is paying the costs of soliciting these proxies?

This proxy statement is furnished to our stockholders in connection with the solicitation of proxies by and on behalf of the Board. We will pay all of the costs of soliciting these proxies. Our directors, officers and employees may solicit proxies in person or by telephone, fax or email. We will not pay these directors, officers and employees any additional compensation for these services. We may reimburse banks, brokers and other nominees for their expenses incurred to forward the Notice and, if requested, these proxy materials to the beneficial owners of the shares for which they are the stockholders of record.

Where is the meeting?

The meeting will be held at 8:30 a.m. Eastern Daylight Time on Thursday, June 5, 2014 at our offices at 100 North Main Street, Suite 1510, Winston-Salem, North Carolina. When you arrive at the meeting, signs will direct you to the appropriate meeting room.

Where can I find the voting results of the meeting?

The preliminary voting results will be announced at the meeting, and we will publish preliminary or, if available, final voting results in a Current Report on Form 8-K within four business days after the meeting. If final voting results are unavailable within four business days after the meeting, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after they are known.

Who should I call if I have any additional questions?

If you hold your shares directly, please call Patrick C. Rock, our Corporate Secretary, at (336) 480-2100. If you hold your shares in street name, please use the telephone number provided on the voting instruction form that you receive from your bank, broker or other nominee or contact your bank, broker or other nominee directly.

BOARD OF DIRECTORS AND MANAGEMENT

Board of Directors

Our bylaws provide that the Board shall consist of not less than 3 or more than 13 directors, as fixed from time to time in accordance with our certificate of incorporation. Our certificate of incorporation provides that the number of directors shall be fixed from time to time exclusively by the Board. The Board has fixed the number of directors at 7. The Board is divided into three classes, with one class to be elected at each annual meeting of stockholders to serve for a three-year term. The term of our Class I directors expires at the 2016 annual meeting of stockholders; the term of our Class II directors expires at the 2014 annual meeting of stockholders; and the term of our Class III directors expires at the 2015 annual meeting of stockholders; in each case with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier death, retirement, resignation or removal.

Our Class I directors are Charles A. Blixt and Alan W. Dunton, M.D. Our Class II directors are Julia R. Brown, Dr. Stephen A. Hill and John P. Richard. Our Class III director is Errol B. De Souza, Ph.D., and we continue to have one Class III director vacancy following the November 11, 2013 resignation from the Board of Mark Skaletsky. The Board is taking steps to fill that vacancy. On March 13, 2014, the Board, acting upon the recommendation of its Governance and Nominating Committee, nominated Julia R. Brown, Dr. Stephen A. Hill and John P. Richard for election as Class II directors at the meeting. Class II directors elected at the meeting will serve for a term to expire at the 2017 annual meeting of stockholders, with each director to hold office until his successor is duly elected and qualified or until his earlier death, retirement, resignation or removal.

Nominees for Election

Each nominee for election at the meeting is identified below, together with the nominee’s position with Targacept, age and certain other biographical information that the nominee provided to us and the nominee’s specific experience, qualifications, attributes and skills that led the Board to conclude that he or she is well qualified to serve as a member of the Board.

Name	Age	Position
Julia R. Brown	66	Class II Director
Dr. Stephen A. Hill	56	President and Chief Executive Officer; Class II Director
John P. Richard	56	Chairman of the Board; Class II Director

Julia R. Brown

Ms. Brown has been a member of the Board since November, 2007. She has held a variety of executive positions over her career in the pharmaceutical industry. Ms. Brown served as Executive Vice President of Amylin Pharmaceuticals, Inc. from 2000-2003 and as Advisor to the CEO until 2008. Prior to joining Amylin, she was Executive Vice President of Dura Pharmaceuticals, Inc. Ms. Brown spent over 25 years with Eli Lilly and Company in progressively more senior roles including Vice President of IVAC Corporation and General Manager of its Vital Signs Division and Vice President of Worldwide Marketing for Hybritech. She currently serves on the board of directors of Biodel, Inc. and Cleveland Biolabs, Inc., both publicly-traded, development stage pharmaceutical companies. She is compensation committee chair and a member of the nominating and governance committee of both companies. Ms. Brown previously served on boards of five other development stage pharmaceutical companies, including the publicly-traded company Labopharm, Inc. (acquired by Paladin Labs Inc.) from 2007 to 2011. She is Vice Chair of Corporate Directors Forum and is a member of the National Association of Corporate Directors and Women Corporate Directors. Ms. Brown is a trustee and chair emerita of the University of California San Diego Foundation and is a member of the board of two industry associations.

Ms. Brown’s qualifications to serve on the Board include her extensive experience in the pharmaceutical industry, particularly with development stage companies, and her substantial involvement in organizations dedicated to fostering high standards of professionalism in corporate governance.

Dr. Stephen A. Hill

Dr. Hill has been a member of the board and our President and Chief Executive Officer since December 2012. From May 2012 to November 2012, Dr. Hill served as president and chief executive officer of QUE Oncology, a start-up biotechnology company, and, from March 2011 to December 2011, he served as president and chief executive officer of 21st Century Biodefense, Inc., a biodefense company. From April 2008 until its acquisition in December 2010, he served as president and chief executive officer of Solvay Pharmaceuticals, Inc., a pharmaceutical company. Prior to Solvay, he served as president, chief executive officer and director of ArQule, Inc., a pharmaceutical company, from April 1999 to March 2008. Dr. Hill is a member of the board of directors of the publicly-traded companies Cellectar Biosciences, Inc. (formerly Novelos Therapeutics, Inc.) and Lipocine, Inc.

Dr. Hill’s service as a director enables the Board to perform its responsibilities with the direct benefit of management’s perspectives. In addition, he brings to the Board extensive experience across a range of senior management positions with both pharmaceutical and biotechnology companies. Prior to Solvay and ArQule, Dr. Hill held several leadership positions with F. Hoffmann-La Roche Ltd., including Global Head of Clinical Development, and served for seven years with the National Health Service in the United Kingdom in General and Orthopedic Surgery. Dr. Hill’s role as our chief executive, together with his breadth of experience, make him uniquely suited to serve on the Board.

John P. Richard

Mr. Richard has been a member of the Board since November 2002, and has served as Chairman since January 2014. Mr. Richard is an operating partner at the life science investment firm Phase4 Partners (formerly Nomura Phase4 Ventures), and has served as a non-executive director for Phase4 since March 2011 and as a venture partner since 2008. Since 2005 he has also been a managing director of Georgia Venture Partners, a seed venture capital firm that focuses on the biotechnology industry. In addition, Mr. Richard currently serves and from time to time during at least the past five years has served as a consultant to Phase4 Partners (or its predecessor) and certain of its portfolio companies, and to portfolio companies of Georgia Venture Partners. Mr. Richard is currently a director of the publicly-traded company Biota Pharmaceuticals Inc., and within the past five years he served as a member of the board of directors of the formerly publicly-traded company Altus Pharmaceuticals Inc.

Mr. Richard brings to the Board extensive business development experience, having led that function at three separate life science companies and played a primary role in establishing numerous pharmaceutical alliances. In addition, the breadth of Mr. Richard’s current roles enables him to view issues that we face from a variety of perspectives, including as an executive, investor, director and business development professional.

Continuing Directors

The terms of our Class I and Class III directors listed below will continue after the meeting. Each continuing director’s position with Targacept, age and certain other biographical information that the director provided to us, as well as the director’s specific experience, qualifications, attributes and skills that led the Board to conclude that he is well qualified to serve as a member of the Board, is identified below.

Name	Age	Position
Charles A. Blixt	62	Class I Director
Errol B. De Souza	60	Class III Director
Alan W. Dunton, M.D.	59	Class I Director

Charles A. Blixt has been a member of the Board since August 2000. From October 2007 to December 2010, Mr. Blixt was a senior adviser to Jones Day, a law firm. Previously, he worked for more than 20 years in legal positions of increasing responsibility, including executive vice president and general counsel, of R.J. Reynolds Tobacco Company or its affiliated companies. Mr. Blixt is a member of the board of directors of the publicly-traded company Krispy Kreme Doughnuts, Inc. Within the past five years, he served as a member of the board of directors of the publicly-traded company Swedish Match AB.

Mr. Blixt brings to the Board extensive legal, policy, corporate development and business experience. In particular, his experience gained over many years as general counsel of a Fortune 100 consumer products company serves to supplement and diversify the emerging growth and life science backgrounds of the other members of the Board and provides the Board with a unique and valuable perspective. In addition, Mr. Blixt’s legal background helps the Board promote strong corporate governance practices.

Errol B. De Souza, Ph.D. has been a member of the Board since January 2004. Since March 2010, Dr. De Souza has been president and chief executive officer of Biodel Inc., a specialty pharmaceutical company. From April 2009 to March 2010, Dr. De Souza was a pharmaceutical and biotechnology consultant. From April 2003 to March 2009, he served as president and chief executive officer of Archemix Corporation, a privately held biopharmaceutical company. Dr. De Souza currently serves as a member of the board of directors of each of the publicly-traded companies Biodel Inc. and Bionomics Ltd. Within the past five years, he served on the board of directors of each of the publicly-traded companies IDEXX Laboratories, Inc. and Palatin Technologies, Inc.

Dr. De Souza brings to the Board substantial experience as an executive in the pharmaceutical industry, having served as president and chief executive officer of Synaptic Pharmaceutical Corp. until its sale to H. Lundbeck A/S in addition to Biodel and Archemix. Over Dr. De Souza’s career, he has also served in a number of high-ranking research and development roles, including senior vice president and head of global lead generation for Hoechst Marion Roussel and senior vice president and U.S. head of drug innovation and approval following that company’s merger with Rhône-Poulenc to form Aventis (now Sanofi-Aventis) and co-founder and executive vice president of research and development at Neurocrine Biosciences, Inc. These experiences, together with his service as a director for other biopharmaceutical companies, enable Dr. De Souza to contribute valuable insight to the Board regarding pharmaceutical portfolio development and management from both large company and emerging company perspectives.

Alan W. Dunton, M.D. has been a member of the Board since October 2006. Since April 2006, he has been the principal of Danerius, LLC, a consulting company. From January 2007 to March 2009, Dr. Dunton served as president and chief executive officer of Panacos Pharmaceuticals Inc. and he served as a managing director of Panacos from March 2009 to January 2011. Dr. Dunton is a member of the board of directors of each of the publicly-traded companies Oragenics, Inc. and Palatin Technologies, Inc. Within the past five years, he served on the board of directors of each of the publicly-traded companies Adams Respiratory Therapeutics, Inc. (acquired by Reckitt Benckiser Group plc) and MediciNova, Inc. and the formerly publicly-traded company Panacos Pharmaceuticals, Inc. In addition, he was Chairman of EpiCept Corporation which he merged with Immune Pharmaceuticals in 2013. He is also currently a director of Sancilio & Company, a privately held pharmaceutical company.

Dr. Dunton brings to the Board substantial drug development and clinical research experience. Over his almost three decade career in the pharmaceutical industry, Dr. Dunton has played a key role in the development of more than 20 products to regulatory approval, including several successful neuroscience products. In addition, his experience and training as a physician and fellowship in clinical pharmacology enable him to bring valuable insight to the Board that helps us prioritize our drug development opportunities.

Directors Serving a Portion of the Year Ended December 31, 2013

Mark Skaletsky was a member of the Board from February 2001 and our Chairman of the Board since January 2002 until his resignation effective November 11, 2013. Prior to his resignation, Mr. Skaletsky also served as a member of our Governance and Nominating Committee.

M. James Barrett, Ph.D. was a member of the Board from November 2002 until his resignation, effective May 31, 2013. Prior to his resignation Dr. Barrett served as a member of our Compensation Committee.

G. Steven Burrill was a member of the Board from August 2006 until his resignation, effective May 31, 2013. Prior to his resignation, Mr. Burrill served as a member of our Audit Committee.

Ralph Snyderman, M.D. was a member of the Board from June 2007 until his retirement, effective May 31, 2013. Prior to his retirement, Dr. Snyderman served as Chair of our Technology and Innovation Committee and as a member of the Governance and Nominating Committee.

Executive Officers

Our executive officers who are not also directors, their ages and positions at Targacept and other biographical information are set forth below.

Name	Age	Positions
David A. Hosford, M.D., Ph.D.	58	Vice President, Clinical Development and Regulatory Affairs
Alan A. Musso, C.P.A., C.M.A.	52	Senior Vice President, Finance and Administration, Chief Financial Officer, Treasurer and Assistant Secretary
Patrick C. Rock, J.D.	54	Senior Vice President, General Counsel and Secretary
Steven M. Toler, Pharm.D., Ph.D.	53	Vice President, Clinical Pharmaceutical Sciences

David A. Hosford, M.D., Ph.D. has been our Vice President, Clinical Development and Regulatory Affairs since May 2012 and our Vice President, Clinical Development from March 2010 to May 2012. From September 2007 to March 2010, he was our Senior Medical Director.

Alan A. Musso, C.P.A., C.M.A. has been our Senior Vice President, Finance and Administration since March 2010, our Chief Financial Officer and Treasurer since February 2002, and our Assistant Secretary since June 2007. From February 2002 to March 2010, he was our Vice President.

Patrick C. Rock, J.D. joined the Company in August 2013 and became our Senior Vice President, General Counsel and Secretary effective October 1, 2013. From April 2009 to December 2011, he served as Vice President and General Counsel to 21st Century Biodefense, Inc., a biodefense company. From January 2012 to August 2013, Mr. Rock maintained his own legal practice counseling pharmaceutical and energy clients.

Steven M. Toler, Pharm.D., Ph.D. has been our Vice President, Clinical Pharmaceutical Sciences since September 2012. He was our Vice President, Translational Sciences and Emerging Opportunities from March 2010 to September 2012 and our Senior Director, Translational Medicine from September 2007 to March 2010.

The employment of two of the Company’s executive officers terminated in 2013. The employment of Jeffrey P. Brennan, our former Senior Vice President, Business and Commercial Development and Chief Business Officer, ended effective March 31, 2013. The employment of Peter A. Zorn, Esq., our former Senior Vice President, Legal Affairs, General Counsel and Secretary, ended effective September  30, 2013.

PROPOSAL 1: ELECTION OF CLASS II DIRECTORS

On March 13, 2014, the Board accepted the recommendation of its Governance and Nominating Committee and nominated Julia R. Brown, Dr. Stephen A. Hill and John P. Richard for election as Class II directors at the meeting. Class II directors elected at the meeting will serve for a term to expire at the 2017 annual meeting of stockholders, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier death, retirement, resignation or removal.

Unless authority to vote for a particular nominee is withheld, the shares represented by proxy will be voted FOR the election of Julia R. Brown, Dr. Stephen A. Hill and John P. Richard as Class II directors. In the event that a nominee becomes unable or unwilling to serve, the shares represented by proxy will be voted for the election of such other person as the Board may recommend in his or her place. We have no reason to believe that any of the nominees will be unable or unwilling to serve as a director.

A plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors voted FOR is required to elect each nominee as a Class II director.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF JULIA R. BROWN, DR. STEPHEN A. HILL AND JOHN P. RICHARD AS CLASS II DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CORPORATE GOVERNANCE

Board Leadership Structure

The Board and each of its committees are chaired by directors whom the Board has determined meet the listing standards of The NASDAQ Stock Market LLC, or NASDAQ.

The roles of chief executive officer and chairman of the board of directors have been held by separate individuals since we became an independent company in 2000. This separation of roles enables our Chief Executive Officer to focus on his core responsibility of leading and managing our operations and day-to-day performance, consistent with strategic direction provided by the Board, and our Chairman of the Board to focus on leading the Board in its fundamental role of providing guidance to, and independent oversight of, our management. In addition, this separation provides an opportunity for consistent leadership, as the individual that fills either role could assume the duties of the other role on a temporary basis if the need were to arise.

Director Independence

NASDAQ’s listing standards and our Corporate Governance Guidelines require that the Board consist of a majority of independent directors, as determined under the applicable NASDAQ listing standard. The Board, consistent with the determination of its Governance and Nominating Committee, has determined that each of Mr. Richard, Mr. Blixt, Ms. Brown, Dr. De Souza and Dr. Dunton qualifies as an independent director.

For purposes of qualifying as independent to serve on the Audit Committee of the Board, applicable NASDAQ listing standards and rules of the SEC require that a director not accept any consulting, advisory, or other compensatory fee from us, other than for Board service, or be an affiliated person of us. For purposes of qualifying as independent to serve on the Compensation Committee of the Board, applicable NASDAQ listing standards require that a director not accept any consulting, advisory, or other compensatory fee from us, other than for Board service, and that the Board consider whether a director is affiliated with us and, if so, whether the affiliation would impair the director’s judgment as a member of the Compensation Committee. The Board has considered these requirements and believes they are satisfied by all of the members of our Audit Committee and all of the members of our Compensation Committee.

The Board and its Committees

In 2013, the Board met four times. Each of our directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which he or she served. Our Corporate Governance Guidelines provide that our directors are also expected to attend annual meetings of stockholders. All of our directors attended the 2013 annual meeting of stockholders.

The Board has a Governance and Nominating Committee, Audit Committee, Compensation Committee and Technology and Innovation Committee. A brief description of these committees and their current memberships follows.

Governance and Nominating Committee

The current members of the Governance and Nominating Committee are Mr. Blixt, Ms. Brown and Dr. De Souza, with Dr. De Souza serving as chairman. In 2013, the Governance and Nominating Committee of the Board met three times. You can find the Governance and Nominating Committee charter on the “Investor Relations” page of our website, www.targacept.com, under the “Corporate Governance” tab. Specific responsibilities of the Governance and Nominating Committee include:

•

identifying individuals qualified to serve as directors and committee members, recommending to the Board nominees for election at our annual meetings of stockholders and recommending to the Board individuals to fill vacancies on the Board;

•	making recommendations to the Board concerning the criteria for membership on the Board and the size, composition, chairmanship and compensation of the Board and its committees;

•	considering whether and how it takes into account diversity in identifying nominees;

•	monitoring and making recommendations to the Board regarding corporate governance matters;

•	advising the Board on corporate governance matters generally;

•	conducting an annual review of the performance of the Board and its committees; and

•	periodically evaluating and making recommendations to the Board concerning the compensation of non-employee directors.

Our non-employee director compensation program, including the roles of members of our executive management team and outside compensation consultants in assisting with establishing non-employee director compensation, is discussed below under “Executive Compensation — Compensation of Directors.”

The objective of the Governance and Nominating Committee is that the backgrounds and qualifications of the directors as a group provide a significant breadth and diversity of experience, knowledge and abilities. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended nominees, the Governance and Nominating Committee applies certain criteria found in our Corporate Governance Guidelines. In particular, each nominee should possess:

•	a reputation for integrity, honesty and adherence to high ethical standards;

•	sound judgment and a willingness and ability to contribute positively to decision-making processes;

•	a commitment to understand us and our industry and to regularly attend and participate in meetings of the Board and, as applicable, its committees;

•

the interest and ability to understand sometimes conflicting interests of various constituencies, such as stockholders, employees, governmental or regulatory bodies, creditors and the general public, and to act in the interests of all stockholders; and

•	no actual or apparent conflict of interest that would impair the ability to represent the interests of all stockholders and to fulfill the responsibilities of a director.

The Governance and Nominating Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for a nominee.

Process for Director Nominations

The Governance and Nominating Committee recommends to the Board individuals to be nominated for election as directors. In considering an incumbent director as a nominee, the Governance and Nominating

Committee considers his or her prior contributions to the functioning of the Board and, as applicable, its committees. The Governance and Nominating Committee may also receive recommendations for nominees from members of the Board or management and may from time to time engage a third-party search firm to help identify potential nominees. If a candidate is identified, the Governance and Nominating Committee evaluates his or her qualifications and other biographical information, taking into account the backgrounds and qualifications of the continuing members of the Board and the criteria included in our Corporate Governance Guidelines. Members of the Governance and Nominating Committee and our Chief Executive Officer then interview the candidate or, if multiple candidates are identified, select candidates. Following discussion of the candidates identified and evaluated, the Governance and Nominating Committee recommends to the Board a list of nominees for election.

Stockholders may recommend individuals for consideration by the Governance and Nominating Committee as potential nominees for director by submitting their names, together with a comprehensive written resume of each potential nominee’s business experience and background and a signed consent stating that he or she is willing to be considered as a nominee and, if nominated and elected, will serve as a director, to Governance and Nominating Committee of the Board of Directors, c/o Corporate Secretary, Targacept, Inc., 100 North Main Street, Suite 1510, Winston-Salem, North Carolina 27101. The submission must also include a statement as to whether the stockholder, or, if the recommendation is being made by a group of stockholders, whether the group of stockholders, has beneficially owned more than 5% of our common stock for at least one year as of the date the recommendation is made. Assuming that the required information has been provided by the same deadline that applies for stockholder proposals to be included in the proxy materials for our 2015 annual meeting of stockholders as specified below under “Deadline for Stockholder Proposals and Stockholder Nominations,” the committee will evaluate stockholder-recommended candidates using substantially the same process and applying substantially the same criteria as described above. Stockholders may also have the right under our bylaws to nominate director candidates directly to our stockholders by following the procedures described in our bylaws. See “Deadline for Stockholder Proposals and Stockholder Nominations” below.

At the meeting, stockholders will be asked to consider the election of Ms. Brown, Dr. Hill and Mr. Richard, each of whom currently serves on the Board. Ms. Brown, Dr. Hill and Mr. Richard were recommended to the Board for nomination by the Governance and Nominating Committee.

Audit Committee

The current members of the Audit Committee are Mr. Blixt, Dr. De Souza and Mr. Richard, with Mr. Blixt serving as chairman. The Board has determined that Mr. Richard is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.

In 2013, the Audit Committee met six times. You can find the Audit Committee charter on the “Investor Relations” page of our website, www.targacept.com, under the “Corporate Governance” tab. The Audit Committee charter is also attached as Appendix A to this proxy. The Audit Committee assists the Board in its oversight of our accounting, financial reporting and internal control functions. Some of the specific responsibilities of the Audit Committee include:

•

the appointment, compensation, retention and oversight of any independent registered public accounting firm that we engage to issue an audit report, or to perform other audit, review or attest services, for our financial statements, and evaluating auditor independence;

•

receiving and reviewing reports of management and the independent registered public accounting firm regarding the annual audit process, as well as the review process for our interim financial statements;

•	reviewing with management significant accounting issues, policies relating to our financial statements and our cash management program;

•	discussing with management and the independent registered public accounting firm our exposure to material risks and the adequacy of our risk management activities;

•	reviewing management’s assessment of the effectiveness of, and our independent registered public accounting firm’s report on, our internal control over financial reporting;

•	approving, to the extent required by applicable law or NASDAQ listing standards or by our related person transactions policy, related person transactions;

•	establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters;

•	responding to any report of evidence of a material violation of the securities laws or breach of fiduciary duty that it receives; and

•	preparing the report of the audit committee required by applicable SEC rules to be included in our annual proxy statement.

Compensation Committee

The current members of the Compensation Committee are Ms. Brown, Dr. Dunton and Mr. Richard, with Ms. Brown serving as chairperson. In 2013, the Compensation Committee met six times. You can find the Compensation Committee charter on the “Investor Relations” page of our website, www.targacept.com, under the “Corporate Governance” tab. Some of the specific responsibilities of the Compensation Committee include:

•	reviewing periodically our compensation philosophy and the adequacy of compensation plans and programs for our executive officers and other employees;

•

the appointment, compensation and oversight of any compensation expert, legal counsel or other adviser that the Compensation Committee determines to engage and the consideration of factors relevant to such expert’s, counsel’s or adviser’s independence;

•	reviewing the performance of our Chief Executive Officer and establishing the compensation of all of our executive officers;

•	approving employment, severance and change in control agreements, and any amendments, for our executive officers;

•	administering our 2006 Stock Incentive Plan and any other stock-based plans, as well as other employee benefit and incentive plans;

•	assessing annually any risks associated with our compensation policies and practices;

•

reviewing and discussing with management our Compensation Discussion and Analysis disclosure and formally recommending to the Board that it be included in our annual report on Form 10-K (either directly or by incorporation by reference to our annual proxy statement);

•

making a recommendation to the Board with respect to the Board’s recommendation to our stockholders on any proposal that our stockholders approve the compensation of our named executive officers on an advisory basis;

•

making a recommendation to the Board, at least once every six years, whether to submit the compensation of our named executive officers to an advisory vote of our stockholders every one, two or three years; and

•

preparing the report of the Compensation Committee required by applicable SEC rules to be included in our annual report on Form 10-K (either directly or by incorporation by reference to our annual proxy statement).

The Compensation Committee consults regularly with our Chief Executive Officer regarding our executive compensation program. Our executive compensation program, including the role of members of our executive management team and outside compensation consultants in assisting with establishing compensation, is discussed below under “Executive Compensation — Compensation Discussion and Analysis.”

The Compensation Committee has the discretion to delegate any of its authority to a subcommittee. In addition, the Board has delegated to Dr. Hill, as Chief Executive Officer, the authority to grant stock options under our 2006 Stock Incentive Plan, subject to limits and other conditions specified by the Board or the Compensation Committee, the terms of that plan and applicable law. In particular, Dr. Hill does not have the authority to grant stock options to the members of our executive management committee.

Compensation Committee Interlocks and Insider Participation

None of the directors who served on our Compensation Committee during 2013, Ms. Brown, Dr. Dunton, or Mr. Richard, was an officer within the meaning of Rule 3b-2 under the Securities Exchange Act of 1934, or the “1934 Act,” or employee of ours during or prior to fiscal 2013 or had any relationship during fiscal 2013 that would be required to be disclosed pursuant to Item 404 of Regulation S-K. None of our executive officers served during fiscal 2013 as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has an executive officer who serves on our Board or Compensation Committee.

Technology and Innovation Committee

The current members of the Technology and Innovation Committee are Dr. De Souza and Dr. Dunton. In 2013, the Technology and Innovation Committee met three times. You can find the Technology and Innovation Committee charter on the “Investor Relations” page of our website, www.targacept.com, under the “Corporate Governance” tab. Specific responsibilities of the Technology and Innovation Committee include:

•	assessing information provided by management regarding our research and development activities, initiatives and programs and periodically reporting to the Board on such matters;

•	reviewing periodically and reporting to the Board on our research and development strategies; and

•	discussing and reporting to the Board on significant emerging technology issues and trends relevant to our areas of scientific or therapeutic focus.

The Board’s Role in Risk Oversight

The Board is involved in our risk oversight in multiple ways. For example, in determining whether and under what circumstances we will engage in financing transactions or enter into strategic alliances and collaborations, the Board is involved in our management of risks related to our financial condition or of the risks inherent in drug development and commercialization. In addition, the Board routinely receives at its meetings business updates from various members of management. These updates may identify matters that have emerged within that member of management’s scope of responsibility that involve operational, financial, legal or regulatory risks and, in these cases, the Board’s risk oversight role is to provide guidance to management.

The Board also exercises a risk oversight role through its committees, each of which is structured to include only independent directors and is separately chaired. Each committee provides regular reports of its actions to the full Board. In particular, as noted above, the Audit Committee is responsible for discussing our exposure to material risks and the adequacy of our risk management activities with management and our independent registered public accounting firm. The Audit Committee’s primary emphasis is financial risk, including our internal control over financial reporting, and it reviews information received from our independent registered public accounting firm as to the effectiveness of our internal control over financial reporting and from other third parties in support of management’s assessment of the effectiveness of our internal control over financial reporting. The Audit Committee also oversees our management of exposure to certain financial risks through its periodic review of our investment policy and the allocation of our investment portfolio. Additionally, the Audit Committee seeks assurance from our insurance broker periodically that it considers our various insurance coverages, including clinical trial-related insurance, to be appropriate and generally consistent with its other clients in our industry with similar profiles. Beyond the Audit Committee, the Compensation Committee is responsible for considering whether our compensation programs and practices are reasonably likely to have a material adverse effect on us.

Stockholder Communications

The Board will receive and review written communications submitted by stockholders to the attention of the Board. The chairman of the Governance and Nominating Committee is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.

Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors, c/o Corporate Secretary, Targacept, Inc., 100 North Main Street, Suite 1510, Winston-Salem, North Carolina 27101. The Secretary will forward all communications addressed to the Board to the chairman of the Governance and Nominating Committee. You should indicate on your correspondence that you are a Targacept stockholder. In addition, you can find procedures to express any concerns or complaints regarding accounting, internal accounting or other financial reporting controls or auditing matters to the Audit Committee on the “Investor Relations” page of our website, www.targacept.com, under the “Corporate Governance” tab.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines that address a number of matters applicable to directors, including, as examples, independence, qualification standards, compensation, conduct and frequency of meetings, executive sessions and management evaluation and succession. You can find our Corporate Governance Guidelines on the “Investor Relations” page of our website, www.targacept.com, under the “Corporate Governance” tab.

Code of Business Conduct and Ethics

The Board has also adopted a Code of Business Conduct and Ethics applicable to all Targacept personnel, including our directors and executive officers. The Code of Business Conduct and Ethics is designed, among other things, to reflect our commitment to fair and ethical conduct and compliance with law. You can find the Code of Business Conduct and Ethics on the “Investor Relations” page of our website, www.targacept.com, under the “Corporate Governance” tab. To the extent permissible under applicable law, the rules of the SEC or NASDAQ listing standards, we also intend to post on our website any amendment to the Code of Business Conduct and Ethics, or any grant of a waiver from a provision of the Code of Business Conduct and Ethics, that requires disclosure under applicable law, SEC rules or NASDAQ listing standards.

DIRECTOR COMPENSATION

Compensation of Directors

Under our non-employee director compensation program as in effect for fiscal 2013:

•

each non-employee director who is first elected or appointed to the Board receives a nonqualified option to purchase 25,000 shares of common stock on the fifth business day after his or her election or appointment (an “Initial Option”);

•

each non-employee director who is first elected or appointed as chairman of the Board receives an additional Initial Option to purchase 10,000 shares of common stock on the fifth business day after his or her election or appointment;

•

each non-employee director receives on an annual basis a nonqualified option to purchase 12,500 shares of common stock or, in the case of the chairman of the Board, an option to purchase 17,500 shares of common stock (an “Annual Option”);

•	each non-employee director receives an annual cash retainer of $35,000 payable in quarterly installments ($55,000 in the case of the chairman of the Board); and

•

each member of the Audit Committee receives an additional annual cash retainer of $10,000 ($20,000 in the case of the chairman of the committee); each member of the Compensation Committee receives an additional annual cash retainer of $7,500 ($15,000 in the case of the chairman of the committee); and each member of the Governance and Nominating Committee and each member of the Technology and Innovation Committee receives an additional annual cash retainer of $5,000 ($10,000 in the case of the chairman of each committee).

Each Initial Option vests and becomes exercisable (i) with respect to one-third of the shares subject to the Initial Option, on the earlier of the first anniversary of the grant date or the last business day before the annual meeting of stockholders that occurs in the next calendar year, provided that the recipient director remains in service on the vesting date, and (ii) with respect to the remaining two-thirds of the shares subject to the Initial Option, on a pro rata quarterly basis over the next two years, if the recipient director remains in service as a director during such periods.

Each Annual Option is granted on the fifth business day after the date of the stockholders meeting at which directors are elected, if the recipient director remains in service as a director as of the grant date, and vests and becomes exercisable in full on the earlier of the first anniversary of the grant date or the last business day before the annual meeting of stockholders that occurs in the next calendar year, if the recipient director remains in service as a director on the vesting date.

The exercise price per share for both Initial Options and Annual Options is equal to the fair market value of our common stock on the date the option is granted, as determined in accordance with our 2006 Stock Incentive Plan (or any successor plan). The “option period” for both Initial Options and Annual Options is 10 years. By Board action taken in 2013, the post-termination exercise periods for both outstanding and future non-employee director options, to the extent vested as of the director’s termination date, were extended until the earlier of the third anniversary (previously 90 days under our 2000 Equity Incentive Plan and six months under the 2006 Stock Incentive Plan) of the director’s termination date or the end of the option period (unless the director was terminated for cause, in which case the option would terminate as of the director’s termination date). Unvested options continue to be forfeited as of the director’s termination date.

Process for Determining Director Compensation

The Governance and Nominating Committee periodically engages a third party consultant to assemble director compensation data for our then-current peer group to evaluate the competitiveness of our non-employee director compensation program. Based on the findings, the Governance and Nominating Committee considers whether to recommend that the Board modify our non-employee director compensation program.

2013 Director Compensation Table

The following table contains information regarding total compensation paid to members of the Board (other than Dr. Hill) for service in the fiscal year ended December 31, 2013. For information regarding compensation paid to Dr. Hill, see the “Summary Compensation Table” on page 37.

Name	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2)	Total ($)
Charles A. Blixt	60,000	44,750	104,750
Julia R. Brown	50,000	44,750	94,750
Errol B. De Souza	55,000	44,750	99,750
Alan W. Dunton	48,750	44,750	93,500
John P. Richard	52,500	44,750	97,250
M. James Barrett (4)	21,250	—	21,250
G. Steven Burrill (5)	22,500	—	22,500
Ralph Snyderman (6)	25,000	—	25,000
Mark Skaletsky (3)	60,000	62,650	122,650

(1)	The amounts in this column include fees earned for the first quarter of 2013 that we paid in the fourth quarter of 2012.

(2)	The amounts in this column reflect the aggregate grant date fair value of stock options granted during fiscal 2013 calculated in accordance with ASC 718, disregarding the potential for forfeitures. The assumptions that we used to calculate these amounts are discussed in Note 9 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013. All of these stock options were granted on June 7, 2013 at an exercise price of $5.23 per share, the closing price of our common stock on the NASDAQ Global Select Market on the grant date.

(3)	Mr. Skaletsky resigned from the Board effective November 11, 2013. On June 7, 2013, Mr. Skaletsky was granted an option to purchase shares of the Company’s common stock with a grant date fair value of $62,650, which was scheduled to vest in full on June 6, 2014. The option was forfeited, unvested, upon Mr. Skaletsky’s resignation.

(4)	Mr. Barrett resigned from the Board effective May 31, 2013.

(5)	Mr. Burrill resigned from the Board effective May 31, 2013.

(6)	Dr. Snyderman retired from the Board effective May 31, 2013.

Outstanding Equity as of December 31, 2013

The table below sets forth the aggregate number of shares underlying outstanding stock options held as of December 31, 2013 by individuals who served on our Board during fiscal 2013.

Name	Stock Options
Charles A. Blixt	70,000
Julia R. Brown	53,400
Errol B. De Souza	85,000
Alan W. Dunton	72,000
John P. Richard (1)	65,000
M. James Barrett	57,500
G. Steven Burrill	22,500
Ralph Snyderman	47,500
Mark Skaletsky	120,000

(1)	In January 2014, we announced the appointment effective January 1, 2014 of John P. Richard as the new non-executive chairman of the Board. In connection with his appointment, and in accordance with our 2006 Stock Incentive Plan and our non-employee director compensation program as described starting on page 15, Mr. Richard received on January 8, 2014 an Initial Option to purchase 10,000 shares of our common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Our common stock is our only class of voting security. The table below sets forth information regarding the beneficial ownership of our common stock as of April 16, 2014 for:

•	each of the individuals identified as named executive officers in the Summary Compensation Table on page 37 of this proxy statement;

•	each of our directors and director nominees;

•	all of our directors and executive officers as a group; and

•	each person, entity or group of affiliated persons or entities known by us to beneficially own more than 5% of our common stock.

Beneficial ownership is determined under SEC rules and includes sole or shared power to vote or dispose of shares of our common stock. The number and percentage of shares beneficially owned by a person or entity also include shares of common stock subject to stock options that are currently exercisable or become exercisable within 60 days of April 16, 2014. However, these shares are not deemed to be outstanding for the purpose of computing the percentage of shares beneficially owned of any other person or entity. Except as indicated in footnotes to the table below or, where applicable, to the extent authority is shared by spouses under community property laws, the beneficial owners named in the table have, to our knowledge, sole voting and dispositive power with respect to all shares of common stock shown to be beneficially owned by them. Percentage of shares beneficially owned is based on 33,784,589 shares of common stock outstanding on April 16, 2014. Unless otherwise indicated, the address of each beneficial owner named in the table is c/o Targacept, Inc., 100 North Main Street, Suite 1510, Winston-Salem, North Carolina 27101.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
More than 5% Stockholders
BVF Inc. and affiliates 900 North Michigan Avenue, Suite 1100 Chicago, Illinois 60611	6,171,669 (1)	18.3%

New Enterprise Associates 10, Limited Partnership and affiliates 1954 Greenspring Drive, Suite 600 Timonium, Maryland 21093	4,571,999 (2)	13.5%

BlackRock, Inc. and affiliates 40 East 52nd Street New York, NY 10022	2,433,983 (3)	7.2%
Directors and Named Executive Officers
John P. Richard	77,833 (4)	*
Charles A. Blixt	70,000 (5)	*
Julia R. Brown	59,400 (6)	*
Errol B. De Souza	90,333 (7)	*
Alan W. Dunton	72,000 (5)	*
Stephen A. Hill	155,937 (8)	*
David A. Hosford	104,438 (9)	*
Alan A. Musso	289,698 (10)	*
Patrick C. Rock	2,812 (5)	*
Peter A. Zorn	240,889 (5)	*
All directors and executive officers as a group (10 persons)	1,037,670 (11)	3.0%

*	Represents beneficial ownership of less than one percent of our common stock

(1)	The information reported is based on a Schedule 13G/A filed with the SEC on February 14, 2013, which reports that, as of the close of business on December 31, 2012, (i) Biotechnology Value Fund, L.P. (“BVF”) beneficially owned 2,977,919 shares, (ii) Biotechnology Value Fund II, L.P. (“BVF2”) beneficially owned 1,713,907 shares, (iii) BVF Investments, L.L.C. (“BVLLC”) beneficially owned 349,482 shares and (iv) Investment 10, L.L.C. (“ILL10”) beneficially owned 1,130,361 shares. BVF Partners L.P. (“Partners”) as the general partner of BVF and BVF2, the manager of BVLLC and the investment adviser of ILL10, may be deemed to beneficially own the 6,171,669 shares beneficially owned in the aggregate by BVF, BVF2, BVLLC and ILL10. BVF Inc., as the general partner of Partners, may be deemed to beneficially own the 6,171,669 shares of beneficially owned by Partners. Mark N. Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the 6,171,669 shares of common stock beneficially owned by BVF Inc. Partners, BVF Inc. and Mr. Lampert share voting and dispositive power over the shares beneficially owned by BVF, BVF2, BVLLC and ILL10. Each of Partners, BVF Inc. and Mr. Lampert disclaims beneficial ownership of the shares beneficially owned by BVF, BVF2, BVLLC and ILL10.

(2)	The information reported is based on information provided by New Enterprise Associates 10, Limited Partnership on February 7, 2013. Includes 4,563,512 shares owned of record by New Enterprise Associates 10, Limited Partnership for which voting and dispositive power is shared by M. James Barrett, Peter J. Barris and Scott D. Sandell, each of whom is a general partner of NEA Partners 10, Limited Partnership, the general partner of New Enterprise Associates 10, Limited Partnership; 3,154 shares owned of record by NEA Ventures 2002, L.P. for which voting and dispositive power is held by its general partner, Pamela J. Clark; and 5,333 shares owned of record by New Enterprise Associates, Inc. (f/k/a NEA Development Corp.) for which voting and dispositive power is shared by M. James Barrett, Peter J. Barris, Forest Baskett, Ryan D. Drant and Scott D. Sandell, each of whom is a member of the board of directors of NEA Management Company, LLC, the sole owner of New Enterprise Associates, Inc. New Enterprise Associates 10, Limited Partnership disclaims beneficial ownership of the shares owned of record by NEA Ventures 2002, L.P. and New Enterprise Associates, Inc. in which it has no pecuniary interest. NEA Partners 10, Limited Partnership, each of the general partners of NEA Partners 10, Limited Partnership, the general partner of NEA Ventures 2002, L.P., NEA Management Company, LLC and each of the members of the board of directors of NEA Management Company, LLC disclaim beneficial ownership of all of the shares owned of record by, or issuable upon the exercise of options held by, New Enterprise Associates 10, Limited Partnership, NEA Ventures 2002, L.P. or New Enterprise Associates, Inc., except to the extent of its, his or her pecuniary interest therein.

(3)	The information reported is based on a Schedule 13G/A filed with the SEC on January 30, 2014. BlackRock, Inc. is a parent holding company or control person reporting securities acquired by its subsidiaries BlackRock Advisors, LLC, BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A., BlackRock Investment Management, LLC, and BlackRock Japan Co Ltd.

(4)	Includes 7,500 shares owned of record by The Richard Family Revocable Trust, for which Mr. Richard serves as a co-trustee. Also includes 65,000 shares subject to options exercisable currently or within 60 days of April 16, 2014.

(5)	Subject to options exercisable currently or within 60 days of April 16, 2014.

(6)	Includes (i) 6,000 shares owned of record by the Julia R. Brown Trust, for which Ms. Brown is the sole trustee, and (ii) 53,400 shares subject to options exercisable currently or within 60 days of April 16, 2014.

(7)	Includes 85,000 shares subject to options exercisable currently or within 60 days of April 16, 2014.

(8)	Includes 135,937 shares subject to options exercisable currently or within 60 days of April 16, 2014.

(9)	Includes 103,838 shares subject to options exercisable currently or within 60 days of April 16, 2014.

(10)	Includes 286,899 shares subject to options exercisable currently or within 60 days of April 16, 2014.

(11)	Includes (i) the shares held, and shares subject to options exercisable currently or within 60 days of April 16, 2014 held, by the directors and executive officers named in the table (except for Mr. Zorn, who was not employed by us on December 31, 2013) and as set forth in footnotes 4 through 10, and (ii) 115,219 shares held, and shares subject to options exercisable currently or within 60 days of April 16, 2014 held, by Steven M. Toler, our Vice President, Clinical Pharmaceutical Sciences.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires our directors and executive officers and the holders of more than 10% of our common stock to file with the SEC initial reports of ownership of our common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and more than 10% stockholders are required by SEC rules to provide us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to us for the year ended December 31, 2013 and information provided to us by our directors and executive officers required to file the reports, we believe that all forms required by Section 16(a) to be filed in 2013 were filed on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transactions Policy

The Board has adopted a written policy pursuant to which each actual or proposed financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or series of similar financial transactions, arrangements or relationships, other than specified employment and compensatory matters, in which (i) we were or would be a participant, (ii) the amount involved exceeds $120,000 and (iii) a “related person” (as defined under Item 404 of Regulation S-K) has a direct or indirect material interest, is submitted to our Audit Committee for its review and approval or, if applicable, ratification. These transactions, arrangements or relationships are known as “related person transactions.”

Under the policy, our Chief Financial Officer and General Counsel consult with regard to any proposed transaction, arrangement or relationship that is identified as a possible related person transaction. If they determine we desire to proceed with the proposed transaction, arrangement or relationship and the General Counsel determines, based on available information, that the proposed transaction may constitute a related person transaction, it is submitted to the Audit Committee for its consideration. The Audit Committee is to consider all available relevant facts and circumstances, including the benefits to us, the impact on a director’s independence in the event the related person is a director (or a family member or entity affiliated with a director), the availability of other sources for comparable products or services, the proposed terms and the terms available to or from parties that are not related persons. Absent special circumstances, the Audit Committee may approve only those related person transactions that it determines to be in or not contrary to the best interests of us and our stockholders. No member of the Audit Committee may participate in any review, consideration or approval of any related person transaction with respect to which the member or any of his or her immediate family members is the related person.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and with each member of our executive management committee. Pursuant to the indemnification agreements, we have agreed to indemnify and hold harmless these directors and officers to the fullest extent permitted by the Delaware General Corporation Law. The agreements generally cover expenses that a director or officer incurs or amounts that a director or officer becomes obligated to pay because of any proceeding to which he or she is made or threatened to be made a party or participant by reason of his or her service as a current or former director, officer, employee or agent of us. The agreements also provide for the advancement of expenses to the directors and officers subject to specified conditions. There are certain exceptions to our obligation to indemnify the directors and officers, including any intentional malfeasance or act where the director or officer did not in good faith believe he or she was acting in our best interests, with respect to “short-swing” profit claims under Section 16(b) of the 1934 Act and, with certain exceptions, with respect to proceedings that he or she initiates.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Discussion and Analysis (“CD&A”) explains the key elements of our executive compensation program and compensation decisions for our named executive officers, which we refer to as NEOs. The Compensation Committee of our Board of Directors, with input from its independent compensation consultant and our President and Chief Executive Officer, oversees this program and determines compensation for our NEOs.

For the fiscal year ended December 31, 2013, our NEOs are:

Stephen A. Hill	President and Chief Executive Officer

Alan A. Musso	Senior Vice President, Finance and Administration, Chief Financial Officer and Treasurer

Patrick C. Rock	Senior Vice President, General Counsel and Secretary (hired in 2013)

David A. Hosford	Vice President, Clinical Development and Regulatory Affairs

Peter A. Zorn	Former Senior Vice President, Legal Affairs, General Counsel and Secretary (resigned in 2013)

I.	Executive Summary

The Compensation Committee is committed to designing compensation policies and practices that promote pay for performance and use key corporate performance measurements that provide an alignment between the interests of our NEOs and our stockholders. This executive summary provides an overview of our 2013 company performance, compensation framework and pay actions, targeted total direct compensation, pay for performance and governance practices.

2013 Corporate Developments

•	We initiated and maintained on-schedule enrollment of our Phase 2b trial of TC-5214 in overactive bladder.

•	We continued to progress our Phase 2b trial of TC-1734 in Alzheimer’s disease.

•

We completed our Phase 2b trial of TC-5619 as an augmentation therapy for treating negative symptoms of schizophrenia. Though the trial failed to reach statistical significance for the designated regulatory endpoints, it provided a robust data set upon which we based our decision not to pursue further development of TC-5619 as a treatment for schizophrenia or Alzheimer’s disease.

•	We ended the fiscal year with $143.8 million in cash and investments, which we expect to be sufficient to meet our operating requirements at least through the end of 2015.

•

Following our 2012 reductions in force, our Board of Directors decided to reduce its size from ten to seven members. As a result, James M. Barrett, Ph.D. and G. Steven Burrill resigned from the Board, and Ralph Snyderman, M.D. retired from the Board, effective May 31, 2013.

•	Changes in our senior leadership included:

•	The departure of our Senior Vice President of Commercial and Business Development and Chief Business Officer, Jeffrey P. Brennan, effective March 31, 2013 (this position has been eliminated);

•	The departure of our Senior Vice President, Legal Affairs, General Counsel and Secretary, Peter A. Zorn, effective September 30, 2013;

•	The hiring of Patrick C. Rock as our new Senior Vice President, General Counsel and Secretary effective October 1, 2013;

•	The resignation of our Chairman of the Board, Mark Skaletsky, effective November 2013; and

•	The appointment of John P. Richard as our new Chairman of the Board effective January 1, 2014.

2013 Compensation Framework

The Compensation Committee is responsible for, among other things, establishing the compensation of our executive officers, including our NEOs. The compensation of our NEOs for the fiscal years ended December 31, 2013, 2012, and 2011 is set forth in the Summary Compensation Table on page 37 of this proxy statement. The Compensation Committee has designed our executive compensation program to achieve three primary objectives:

1)	remain competitive with comparable companies in our industry in order to attract and retain talented individuals to contribute to our long-term success;

2)	provide substantial incentive to achieve our business objectives and build stockholder value, thereby aligning the interests of our executives with the interests of our stockholders and paying for performance; and

3)	achieve internal pay equity within our executive management team.

In furtherance of these objectives, our executive compensation program is and has historically been comprised principally of three elements:

•	base salary, which does not vary based on Company performance or results;

•

eligibility for an annual cash bonus under an annual cash incentive award program, which incentivizes and rewards the achievement of pre-defined corporate performance objectives or other accomplishments that the Compensation Committee believes advance our business interests and contribute to our success and the creation of stockholder value; and

•

stock-based awards (which have historically been time-vested stock options), which align the interests of our executive officers with the interests of our stockholders and play an important role as a recruitment and retention tool as we compete for talent with companies that in some cases are larger, are at a more advanced stage or offer more compelling potential for high growth.

Our compensation program elements and key fiscal year 2013 Compensation Committee pay actions are summarized below.

Compensation Element	Rationale	Compensation Committee Actions
Base Salary	Provides a degree of financial certainty and stability. Recognizes competitive market conditions for top talent and/or rewards individual performance through periodic increases.	Approved base salary increase of 3% for each NEO except Dr. Hill effective January 1, 2013.

Annual Cash Incentive	Motivates NEOs to meet or exceed our annual corporate performance objectives and positions the Company for longer-term success.

In January 2014, approved 75% of target payout under the 2013 program after determining achievement of specified criteria for clinical excellence (40%), capital efficiency (15%), portfolio enhancement (10%) and communications (10%) objectives.

Approved an increase in Dr. Hosford’s annual target bonus from 25% to 30% of annual base salary effective January 1, 2013.

Long-Term Incentive	Uses equity-based awards (e.g., time-vested stock options) to (i) motivate behavior intended to result in stock price appreciation, (ii) focus NEOs on executing the Company’s long-term strategy, (iii) align NEO and stockholder interests, and (iv) attract and retain talent.	Approved the grant in January 2013 of incentive stock options to substantially all employees. Messrs. Musso and Zorn were each granted 65,000 options, while Dr. Hosford was granted 45,000 options. Dr. Hill did not receive a grant due to his recent start date with the Company. All options granted vest quarterly over four years and have an exercise price of $4.63 per share, the closing price of our common stock on the grant date.

Cash Bonuses	Provides the Compensation Committee with the flexibility to compensate NEOs when other elements of an NEO’s pay in a particular year are deemed inadequate to address special circumstances (e.g., for taking on added responsibilities or as an added retention incentive).	In May 2012, following the departure of our former CEO, the Board established an Office of the Chairman to assume the responsibilities of the CEO on an interim basis. The Office of the Chairman was dissolved upon the hiring of our new CEO, Dr. Hill, in December 2012. In January 2013, the Compensation Committee approved a one-time cash payment of $35,000 each to Messrs. Musso and Zorn as additional cash compensation for their services as members of the Office of the Chairman. These one-time payments were made in 2013.

Following our 2012 workforce reductions, the Committee approved in 2012 a cash retention bonus of $50,000 for Dr. Hosford and, in January 2013, cash retention bonuses for Messrs. Musso and Zorn equal to 20% of their 2012 base salary. These one-time cash retention awards were paid in October 2013.

2013 Targeted Total Direct Compensation

The Compensation Committee seeks to balance the cash-versus stock-based elements and the fixed-versus variable incentive-based elements of our executive compensation program. Toward that end, with respect to each of our NEOs, the Compensation Committee generally aims for annual base salary, annual cash incentive compensation and annual equity grants to be at or near the 50th percentile for the comparable position or level of responsibility (e.g., chief executive, senior vice president, vice president) for companies in our peer group. However, the Compensation Committee does not rely solely on peer group data and is not bound by and does not rigidly adhere to a formulaic application of a predetermined percentile level within the peer group in determining compensation for our NEOs.

The table below shows the percentage breakdown of targeted total direct compensation (“TDC”) for each NEO in fiscal 2013 (consisting of base salary, target annual cash incentive, and target long-term incentive calculated using the target annual salary, without adjustment for actual time worked during 2013, and valuing time-vested stock options as described in note 2 to the Summary Compensation Table on page 37). A significant portion of our NEOs’ targeted TDC is variable, at-risk pay in the form of annual and long-term incentives; namely, 60% for our CEO and 43% to 49% for our other NEOs.

Governance Practices

The Company has several governance practices it believes reinforce the soundness of our compensation programs:

•	The Compensation Committee is made up entirely of independent directors meeting the enhanced independence requirements under the NASDAQ listing standards;

•	The Compensation Committee retains an independent compensation consultant working under the exclusive direction of the Committee;

•	A change in control of the Company, alone, would not give rise to severance payments under any of our employment agreements;

•	None of our employment agreements provide for an excise tax gross up; and

•	Our insider trading policy prohibits trading in derivative instruments involving our securities, a practice often referred to as “hedging.”

Stockholder Say-on-Pay

In 2013, we sought an advisory vote from our stockholders regarding our executive compensation program. Over 97% of the votes cast supported the program. The Compensation Committee considers the results of the advisory vote as it completes its annual review of each pay element and the compensation packages provided to our NEOs and other executives. Given the significant level of stockholder support received for this matter in 2013, the Committee concluded that the objectives of our executive compensation program are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. In addition, the Committee believes the program achieves an appropriate balance between fixed and variable incentive compensation, encourages long-term retention, and promotes alignment between the interests of our NEOs and stockholders.

Accordingly, the Committee determined not to make any significant changes to our executive compensation program as a result of the vote in 2013. The Committee will continue to consider the outcome of our say-on-pay votes and our stockholder views in making future compensation decisions for the NEOs and other executives.

II.	Objectives of Executive Compensation

The primary objectives of our executive compensation program as it relates to our NEOs are described below.

Remain competitive with comparable companies in our industry in order to attract and retain talented individuals to contribute to our long-term success.

The Compensation Committee believes that our long-term success depends substantially on our ability to attract and retain highly qualified, experienced individuals to serve as our executive officers. We compete for skilled executives in our industry, often with companies that are larger, are at a more advanced stage of drug development or offer more compelling potential for high growth. As a result, the Compensation Committee believes that the total compensation package for each of our NEOs must be at least competitive with comparable companies in our industry. Also, because we compete on a national scale for executive talent, the Compensation Committee assesses the competitiveness of our compensation in the United States as a whole, rather than regionally.

In furtherance of this objective, the Compensation Committee generally aims for annual base salary and total target cash compensation (which takes into account base salary and target cash incentives) for each of our NEOs to be at or near the 50th percentile for the comparable position for comparable companies in our industry. However, for each of our NEOs, the targeted percentile represents a key data point but is not the sole factor in compensation determinations.

Provide substantial incentive to our NEOs to achieve our business objectives and build stockholder value, thereby aligning their interests with the interests of our stockholders and paying for performance.

The Compensation Committee believes it is important for our compensation program to align the interests of our NEOs with the interests of our stockholders to ensure our NEOs are invested in our long-term success and our goal of building stockholder value. To accomplish this alignment of interests, the compensation of each NEO includes, in addition to base salary, the opportunity to receive an annual cash incentive bonus and eligibility for the grant of stock-based awards, which have historically been stock options.

The annual cash incentive bonus is intended to make a substantial portion of each NEO’s potential total annual compensation contingent on the achievement of corporate performance objectives that the Compensation Committee believes advance our business interests and contribute to our future success and the building of stockholder value. Accordingly, the dollar amount of annual cash incentive bonuses paid to our NEOs depends heavily on the extent to which the performance objectives are achieved. The Compensation Committee believes that stock option grants also serve to align the interests of our NEOs with the interests of our stockholders.

Because the exercise price of each stock option granted by the Compensation Committee is at least equal to the fair market value of the underlying stock as of the date of grant, the stock option provides a financial reward for the NEO only if the market price of our common stock increases after the grant date.

Together, these components of our executive compensation, which are described in more detail below under “Elements of and Rationale for Executive Compensation,” are designed to incentivize our NEOs to work towards the achievement of our objectives in furtherance of our long-term success.

Achieve internal pay equity within our executive management team.

The Compensation Committee believes it is important that our executive compensation structure promote a cohesive management team and that our success, both in the short-term and the long-term, depends on interdisciplinary contribution across the team. Accordingly, the Compensation Committee seeks to achieve internal equity in compensating our NEOs. In particular, our goal is that the compensation paid to our NEOs be equitable and commensurate with his position, experience, responsibilities and contributions to our overall performance and achievements and the compensation paid to other NEOs.

Elements of and Rationale for Executive Compensation

Base Salary

Base salary for each of our NEOs is determined at or about the beginning of each year, and may in some cases be re-evaluated during the year, taking into account:

•	the individual responsibilities of the NEO;

•

an assessment of the NEO’s individual performance, development and contributions to the achievement of our corporate performance objectives or otherwise to our achievements during the preceding year, as well as expected future contributions;

•	base salary data for our peer group or, where publicly available data for a particular position in our peer group is limited, other relevant comparables;

•	the historical base salary of the NEO during his employment with us, including the amount and timing of previous adjustments; and

•	the base salaries of our other NEOs.

Annual Cash Incentive Bonus

Each of our executive officers, including our NEOs, participates in an annual cash incentive program. Under this program, each executive officer is eligible to receive an annual cash bonus in an amount based on:

•	a target bonus percentage of his base salary, which in some cases is subject to a minimum percentage specified in the executive officer’s employment agreement; and

•

our satisfaction of target or, in some cases, threshold or maximum criteria for achieving pre-defined corporate performance objectives, and in some cases other corporate accomplishments, that the Compensation Committee believes advance our business interests and contribute to our future success and the building of stockholder value.

The Compensation Committee believes that, as a clinical-stage biopharmaceutical company, our performance is measured generally by our ability to advance product candidates into and through the clinic towards the market, to attract collaborators with particularized expertise and substantial resources, to secure capital to fund our programs and to operate our business efficiently. Accordingly, our specified performance objectives typically relate to one or more of the following areas — the progression or advancement of our product candidates, development program execution or outcomes, the enhancement of our product portfolio, business development, alliance management, regulatory operations, capital or operational efficiency, human resources matters and employee and investor communications matters.

Under our annual cash incentive award program, at or about the beginning of each fiscal year, the Compensation Committee establishes corporate performance objectives for that year and ascribes a percentage weighting to each performance objective. Following the end of the fiscal year, the Compensation Committee determines the achievement level of the program for that year. In determining the achievement level, the Compensation Committee (i) calculates the weightings ascribed to those specified performance objectives that have been met, (ii) determines whether to award all or any portion of the weighting ascribed to any performance objective that has not been met (i.e., because the objective was achieved only in part or on a delayed basis, because a strategic change occurred during the year making the objective unachievable, or for any other reason), and (iii) determines whether to make any adjustment based on other corporate accomplishments or events that occurred during the year.

Beginning with fiscal 2013, the mechanics of the program call for the Compensation Committee to establish for each performance objective at the beginning of the year target criteria for achievement and, in some cases, threshold and/or maximum criteria for achievement. For each performance objective that has a threshold criterion, the weighting for the objective is not credited if the threshold criterion is not met and 50% of the weighting for the objective is credited if the threshold (but not the target or, if applicable, maximum) criterion is met; if the target (but not the maximum, if applicable) criterion is met for a performance objective, 100% of its weighting is credited; and for each performance objective that has a maximum criterion, 150% of the weighting for the objective is credited if the maximum criterion is met; in each case subject to any discretionary adjustments that may be made by the Compensation Committee. As a result, the maximum weighting for all of the performance objectives in the aggregate can be up to 150% of the target.

Because the Compensation Committee believes the achievement of our objectives and our overall success require interdisciplinary contribution across our executive management team and that the achievement of, or failure to achieve, any particular objective reflects the performance of all of the members of our executive management team collectively, 100% of the annual cash bonus paid to our NEOs and the other members of our executive management team is based on the achievement level determined by the Compensation Committee for the program and not on individual performance. Accordingly, the amount of each of these participants’ (including each NEO’s) cash incentive bonus for a particular fiscal year is determined by multiplying his or her base wages received for that year by his or her assigned target bonus percentage and then by the achievement level for the program determined by the Compensation Committee for that year. All of our other employees also participate in the incentive award program. For each of these employees, 50% of the annual cash bonus is based on the achievement level determined by the Compensation Committee as described above and the other 50% is based on an assessment of individual performance.

The Compensation Committee believes that the annual cash incentive award program furthers our executive compensation objectives by:

•	focusing our NEOs’ attention directly on, and incentivizing them to achieve, performance objectives that are designed to contribute to our future success and to building stockholder value;

•

making a substantial portion of the annual compensation for our NEOs contingent on achievement of the specified criteria, thereby aligning their interests with the interests of our stockholders and paying for performance; and

•

balancing the fixed cash compensation that, in some cases, may be lower than our NEOs could potentially obtain at larger or more mature companies with which we may compete, thereby better enabling us to attract and retain executive talent.

Stock Options or Other Stock-Based Awards

Our NEOs, other executive officers, other employees and directors are also eligible to be granted stock options or other stock-based awards under the Targacept, Inc. 2006 Stock Incentive Plan, which was amended and restated as of March 9, 2011 and further amended on December 7, 2012, March 13, 2013, April 10, 2013 and May 31, 2013. This plan is sometimes referred to in this proxy statement as the “2006 Plan.”

The Compensation Committee has elected historically to use stock options as our standard form of stock-based compensation due primarily to the expectation and familiarity of stock options as part of compensation packages for personnel in our industry and to enable greater flexibility for our employees in tax planning than they would have if we were to use, for example, restricted stock. All stock options granted to our NEOs and other employees in 2013 have been designated as incentive options, subject to applicable limits imposed by applicable tax law or regulation. Incentive options provide the potential for more favorable tax treatment for employees than nonqualified options.

The Compensation Committee believes that the granting of stock options to our NEOs furthers our executive compensation objectives by:

•

aligning the interests of the NEO with the interests of our stockholders, inasmuch as the NEO only receives a financial reward if we perform such that the market price of our common stock increases after the grant is made (grants of stock options are priced at no less than fair market value), and the financial reward would be no greater than that experienced by any third party who purchased shares of our common stock on the grant date at a price equal to that day’s closing price;

•	serving as a compelling recruitment tool by creating the possibility for the accumulation of wealth, given our status as a clinical-stage company and potential for growth; and

•	serving as a powerful retention tool because stock options granted to our NEOs typically have vesting schedules that extend over a four-year period.

Timing of Stock Option Grants

We do not have any program, plan or practice to select dates for stock options to be granted in coordination with the release of material non-public information. The Compensation Committee generally considers making stock option grants in January of each year, when the extent to which we have achieved our corporate performance objectives for the preceding year is known, so as to coordinate consideration of stock-based compensation with consideration of the other elements of our executive compensation. However, the Compensation Committee sometimes grants stock options later in the year if circumstances warrant.

III.	Compensation Decision-Making Process

Role of the Compensation Committee in the Compensation Process

The Compensation Committee is responsible for establishing the components and amounts of compensation for each of our executive officers, including our NEOs. The current members of the Compensation Committee are Ms. Brown, Dr. Dunton and Mr. Richard, with Ms. Brown serving as chairperson.

The Compensation Committee works closely with its independent consultant and meets regularly, including in executive session without management present, to make decisions on our executive compensation program and on the compensation of our executives. The Committee reviews a variety of market data and information, including Company, peer group, and industry compensation information. The Committee Chair reports the actions of the Compensation Committee to the Board at each regular meeting.

The Committee’s responsibilities include reviewing and approving our:

•	Compensation peer group;

•	Compensation philosophy and objectives;

•	Amount and form of executive compensation (e.g., pay increases, equity grants);

•	CEO’s performance and compensation;

•	Annual cash incentive plan metrics and goals and achievement of goals;

•	Employment, severance, and change in control agreements for the Company’s chief executive officer and other executive officers; and

•

Annual CD&A disclosure, which the Committee recommends to the Board for inclusion in the Company’s annual report on Form 10-K (either directly or by incorporation by reference to the Company’s subsequently filed proxy statement).

Role of the Independent Compensation Consultant

The Compensation Committee’s charter authorizes it to retain outside advisors, including independent compensation experts, as it deems appropriate to advise it in connection with its responsibilities and to approve related fees and engagement terms. Any advisor engaged by the Compensation Committee reports directly to the Compensation Committee. The Compensation Committee has retained the services of Radford, an Aon Hewitt company (“Radford”), as its independent compensation consultant since the third quarter of 2011. Radford performs the following responsibilities:

•	Attends or participates by phone in Committee meetings, including non-management executive sessions, when requested by the Committee;

•	Provides independent advice to the Committee on current trends and best practices in compensation design and program alternatives, and advises on plans or practices that may improve effectiveness;

•	Provides and discusses peer group and survey data for competitive comparisons and, based on this information, offers independent recommendations on CEO and NEO compensation;

•	Reviews the CD&A, compensation tables, and other compensation-related disclosures in our proxy statements;

•	Offers recommendations, insights and perspectives on compensation-related matters;

•	Evaluates and advises the Committee regarding enterprise and related risks associated with executive compensation components, plans and structures; and

•	Supports the Committee to ensure executive compensation programs are competitive and align the interests of our executives with those of our stockholders.

In fiscal 2013, a Radford representative participated in several Compensation Committee meetings and consulted frequently with the Committee chairperson. Representatives from Radford reviewed this CD&A and the tables contained in this proxy statement.

During fiscal 2013, our management engaged affiliates of Aon Corporation, Radford’s parent company, to provide brokerage services related to our director and officer liability insurance, as well as other insurance coverages. We paid Aon an aggregate of $109,630 in fiscal 2013 for services unrelated to Radford’s services to the Compensation Committee. The Compensation Committee has considered various factors, including our engagement of Aon to provide insurance brokerage services, and does not believe that Radford has a conflict of interest in fulfilling its engagement to the Compensation Committee.

Role of the CEO in Compensation Decisions

As described above, on an annual basis for each of our executive officers, including our NEOs, the Compensation Committee determines base salary and considers whether to make any adjustment in target bonus percentage. As part of the process, the Compensation Committee’s consultant or, if none is engaged for any particular year and our CEO or the chairperson of the Compensation Committee so directs, our Controller assembles: a tally sheet for each executive officer; data showing the relationship of the executive officer’s compensation to the compensation of our other executive officers; and base and total compensation data for executives in comparable positions in our then-current peer group or comparable companies in our industry based on number of employees as reflected in the applicable Radford Life Sciences survey. In addition, where the Compensation Committee has engaged a consultant, our Controller or Vice President of Human Resources may provide information requested by the consultant, such as job codes used to correlate our executive officers with positions in the Radford survey as well as burn rate and overhang calculations.

For each executive officer other than himself, Dr. Hill makes a recommendation regarding base salary and, in some cases, target bonus percentage to the Compensation Committee, taking into account the factors discussed above. At or about the same time, Dr. Hill proposes for consideration by the Compensation Committee corporate performance objectives and, beginning with fiscal 2013, associated threshold, target or maximum achievement criteria, determined in consultation with our executive management team, for the annual cash incentive award program. He then participates in the meeting at which the Compensation Committee determines the base salary and target bonus percentage for our executive officers and the performance objectives and associated criteria for the incentive award program. No other member of management is present for the portion of this meeting during which these matters are finally determined. Dr. Hill is excused from the portion of the meeting during which his performance is considered and his base salary and target bonus percentage are finally determined.

With respect to the granting of stock options, the Compensation Committee has historically determined the period over which the shares reserved under our equity plans are intended to be available for consideration for potential issuance. In making that determination, the Compensation Committee takes into account market data relating to burn rate for our peer group, overall employee ownership, dilutive effects and the role of stock-based awards in meeting the objectives of our compensation program. Based on the guidance received from the Compensation Committee, Dr. Hill may from time to time propose that the Compensation Committee consider the grant of stock options. In that event, Dr. Hill typically recommends a number of options proposed to be granted to each of our executive officers based on our executive compensation objectives and the factors discussed above. The Compensation Committee then makes the determination whether to grant any or all of the stock options and, if it determines to make a grant, the individuals who will receive a stock option, the number of shares to be subject to such stock option and any particular terms to be applicable to such stock option. As discussed above, the Compensation Committee has determined that, as a general matter, it will consider making stock option grants as part of the annual performance assessment process in or about January of each year.

IV.	Compensation Competitive Analysis

Benchmarking the compensation that we pay to our executives against compensation paid to executives in comparable positions at comparable companies helps the Compensation Committee assess market competitiveness and meet our objectives. Accordingly, in determining the compensation for our NEOs for any particular year, the Compensation Committee utilizes compensation data and information for drug development companies it believes have profiles sufficiently similar to ours so as to constitute an appropriate peer group. When selecting companies to include in the peer group, the Compensation Committee considers a variety of factors, including stage of development, market capitalization, company size and, in some cases, company location or various financial metrics. The Compensation Committee does not emphasize revenue when selecting a peer group because clinical-stage companies typically do not have product revenue. Once the peer group is selected, the Compensation Committee benchmarks various elements or measures of our executive compensation against the peer group. Where, for any particular position, the peer group does not provide sufficient information to provide an appropriate benchmark, the Compensation Committee utilizes data for the position from a broader market survey of companies considered generally similar to us.

The Compensation Committee currently targets the 50 th percentile of our peer group for the corresponding position or level of responsibility, subject to discretionary consideration of individual or company performance or other case-by-case circumstances as the Compensation Committee considers appropriate.

Based on clinical setbacks that we experienced in 2011 and 2012 and the decline in our market capitalization and overall change in our company profile that followed, the Compensation Committee asked Radford in early 2012 to reconsider the continued appropriateness of the peer group that it had previously used to benchmark compensation. Radford recommended that the peer group be modified, giving particular consideration to stage of development, market capitalization, operating expense and number of employees. The Compensation Committee considered Radford’s recommendations and determined to make substantial changes to our peer group in 2012. The Compensation Committee considers the continued appropriateness of the peer group annually. In December 2013, the Committee decided not to modify the 2012 peer group for this purpose, except to remove Maxygen, Inc. from the peer group based on Maxygen’s August 2013 announcement of its dissolution.

Our current peer group is comprised of the following 14 companies: Alimera Sciences, Inc.; Amicus Therapeutics, Inc.; Array Biopharma Inc.; BioCryst Pharmaceuticals, Inc.; Celldex Therapeutics, Inc.; Cytokinetics, Incorporated; Infinity Pharmaceuticals, Inc.; Keryx Biopharmaceuticals, Inc.; Omeros Corporation; OncoGenex Pharmaceuticals, Inc.; Sangamo BioSciences, Inc.; Sunesis Pharmaceuticals, Inc.; Synta Pharmaceuticals Corp.; and XenoPort, Inc.

V.	Fiscal 2013 Compensation

Decision to Pay Each Element and Determination of Amounts for 2013

In determining the elements and amounts of compensation to be paid to each of our NEOs, the Compensation Committee reviews each NEO’s historical compensation, utilizing executive compensation statements, or tally sheets, that include information on various aspects of current and historical compensation to facilitate its review.

Base Salary

In January 2013, the Compensation Committee approved the following 3% increases in the base salaries for our NEOs other than Dr. Hill (given his December 1, 2012 start date) with effect from January 1, 2013:

•	$333,415 to $343,417 for Mr. Musso;

•	$308,082 to $317,324 for Mr. Zorn; and

•	$275,000 to $283,250 for Dr. Hosford.

The Committee based its approval of these changes on a review of the 2012 peer group data, individual performance, skills, criticality of position, a need to maintain market competitiveness, and the fact that the Company’s NEOs and other executives did not receive a base salary increase in 2012. These increases positioned our NEOs at or near the 50 th percentile for the comparable positions at companies in the 2012 peer group. In July 2013, the Compensation Committee approved an initial annual base salary of $316,000 for Mr. Rock, our new Senior Vice President, General Counsel and Secretary, upon his joining the Company. Mr. Rock’s salary approximated the 50th percentile of base salaries for top legal executives in the 2012 peer group.

Annual Cash Incentive Bonus

In January 2013, taking into account 2012 peer group data and to achieve greater internal equity among our NEOs, the Compensation Committee approved an increase of the target bonus percentage for Dr. Hosford from 25% to 30%, beginning in fiscal 2013. At the same time, the Compensation Committee established performance objectives, associated weightings, and criteria for measuring achievement under our annual cash incentive award program for fiscal 2013.

Objectives	Target*	Weighting
Clinical Excellence	Positive and timely results for primary endpoint in our Phase 2b trial of TC-5619 in schizophrenia	40%
	Initiation of our Phase 2b trial of TC-5214 in overactive bladder and enrollment by 2013 year-end of at least 400 subjects	20%
	Completion of enrollment of our Phase 2b trial of TC-1734 in Alzheimer’s disease by May 2013	10%

Portfolio Enhancement	Implement portfolio valuation process before July 2013	10%

Capital Efficiency	Complete all planned activities within budget	10%

Improved Communications	Internal and external initiatives to correlate vision, strategy, values and business development initiatives	10%

*	Target criteria are those used for assessing baseline achievement (i.e., 100%) of a specific objective. Several objectives also have threshold (50%) and/or maximum (150%) criteria parameters.

In January 2014, the Compensation Committee determined that the achievement level to be applied under our incentive award program for fiscal 2013 was 75% of target. In setting the achievement level, the Compensation Committee made the following performance determinations:

•	The TC-5619 trial results were timely but did not meet the primary endpoint, thereby failing to satisfy the target criterion (0% of weighting, or 0% of target);

•	The TC-5214 trial was initiated on time and enrolled over 600 patients by year-end, thereby satisfying the maximum criterion (150% of weighting, or 30% of target);

•	Enrollment for the TC-1734 trial was completed by May 2013, thereby satisfying the target criterion (100% of weighting, or 10% of target);

•	The portfolio evaluation process was implemented by July 2013, thereby satisfying the target criterion (100% of weighting, or 10% of target);

•	All activities in the capital efficiency area were completed by year-end expending less than 95% of budget, thereby satisfying the maximum criterion (150% of weighting, or 15% of target); and

•	Internal and external communications initiatives achieved their intended objectives, thereby satisfying the target criterion (100% of weighting, or 10% of target).

Applying our NEOs’ respective target bonus percentages for fiscal 2013 to the 75% of target achievement level determined by the Compensation Committee, Dr. Hill received a cash incentive bonus of $187,500, Mr. Musso received a cash incentive bonus of $90,147, Mr. Rock received a cash incentive bonus of $29,245 (which reflects proration based on his August 26, 2013 hire date), and Dr. Hosford received a cash incentive bonus of $63,732.

Stock Options

In January 2013, the Compensation Committee determined to grant a stock option to each of our NEOs as well as to substantially all of our other employees. In establishing the number of shares to be subject to the stock options granted to each of our NEOs, the Compensation Committee considered:

•	the value of stock options as an incentive and retention tool, particularly in light of the two workforce reductions we implemented in 2012;

•	the limited retention value of the NEOs’ outstanding stock options, recognizing that approximately 90% of the existing grants held by those individuals were underwater;

•	the number of shares available for issuance under the 2006 Plan;

•

data provided by Radford for the comparable position level in the 2012 peer group regarding the estimated value and company ownership percentage represented by the most recent annual stock-based awards;

•

additional data provided by Radford for us and for the 2012 peer group regarding “burn rate” (a measure of shares subject to stock-based awards granted as a percentage of shares issued and outstanding) over one- and three-year periods and regarding “total equity overhang” (a measure of shares subject to stock-based awards outstanding or reserved for future grant as a percentage of shares issued and outstanding); and

•	stock-based plan management guidelines for burn rate published by Institutional Shareholder Services Inc., or ISS.

Based on these considerations and applying its equity grant philosophy to target annual equity grants at the 50th percentile of the comparable level of responsibility for our 2012 peer group, the Compensation Committee agreed to an annual grant award that reflected a 1.7% burn rate as of that date, well below the average burn rate of 3.3% for the 2012 peer group. For each of Messrs. Musso and Zorn, the number of shares subject to the stock option was 65,000, an amount competitive with the 50 th percentile on both an estimated value (using the Black-Scholes-Merton formula) and company ownership percentage basis. For Dr. Hosford, the number of shares subject to the stock option was 45,000, an amount that approximated the 50 th percentile on an estimated value basis.

All of these stock options have an exercise price of $4.63 per share, the closing price of our common stock on the NASDAQ Global Select Market on the date of grant, January 17, 2013, and vest quarterly over four years, contingent on continued service through the applicable vesting date. In the case of Mr. Zorn, 75% of the stock option grant was forfeited upon his September 30, 2013 separation from the Company.

In March 2013, the Board amended the 2006 Plan to require the exercise price of nonqualified stock options to be no less than 100% of the fair market value per share of the common stock on the date of the grant and to expand expressly the “repricing” transactions that require stockholder approval to include the surrender of an underwater stock option granted under the plan in exchange for cash. The 2006 Plan already expressly required stockholder approval for the surrender of an underwater stock option in exchange for the grant of another stock option with a lower exercise price or for another equity award. Although no stock appreciation rights have been granted under the 2006 Plan since inception, the plan limits the exchange of any stock appreciation rights that may in the future be granted in the same way.

On May 30, 2013 the Compensation Committee approved a modification to the discretionary authority delegated to the CEO under the 2006 Plan allowing Dr. Hill to make individual option grants in amounts up to 8,750 shares, an increase from the 3,500 share limit previously delegated. The Committee also approved the granting of stock options to select non-managerial employees of the Company. The rationale for the option grant was to enable these employees to benefit in Company success scenarios more commensurately with executive management on a percentage of cash compensation basis, and thereby achieve better internal equity, increase long-term incentive to achieve corporate objectives, and better align total compensation with increases in shareholder value.

On May 31, 2013, the Company’s stockholders approved an amendment to the 2006 Plan to increase both the aggregate number of shares of common stock issuable under the 2006 Plan and the maximum number of shares that may be issued pursuant to incentive stock options granted under the 2006 Plan by 2,500,000 shares.

On August 13, 2013, Peter A. Zorn resigned from his position as our Senior Vice President, Legal Affairs, General Counsel and Secretary, effective September 30, 2013. The Company and Mr. Zorn entered into a Transition Services Agreement that became effective on August 21, 2013, whereby Mr. Zorn would remain available to the Company as an independent contractor from October 1 through the remainder of 2013 to perform services, if requested from time to time, to facilitate an orderly transition. In exchange for Mr. Zorn’s agreement to provide the transition services, as well as a release and waiver and other customary terms, the agreement provided for Mr. Zorn to receive hourly fees for services performed, the retention award approved in 2012 by the Compensation Committee as described above, six months’ acceleration of vesting for unvested stock options (through March 31, 2014), and an extension of the period to exercise vested stock options to purchase an aggregate of 240,889 shares of the Company’s common stock held as of the effective date of separation, with a weighted average exercise price per share of $11.82, until, with respect to each such stock option, the earlier of its stated expiration date or March 31, 2015.

Patrick C. Rock joined the Company on August 26, 2013, and became our new Senior Vice President, General Counsel and Secretary effective October 1, 2013. In connection with his recruitment, Mr. Rock received stock options to purchase an aggregate of 100,000 shares of our common stock. The options have an exercise price of $5.31 per share, the closing price of our common stock on the NASDAQ Global Select Market on the date of grant, and vest quarterly over four years, contingent on continued service through the applicable vesting date. Further discussion of the terms of Mr. Rock’s agreement can be found in the section of this proxy statement entitled “Employment Agreements.”

Cash Retention Awards

In October 2013, the Company paid in full the cash retention awards approved by the Compensation Committee in September 2012 to the following NEOs who were granted such awards and still employed by the Company on September 30, 2013 (Dr. Hill and Mr. Rock were not employed with the Company on the date the retention awards were granted):

•	Alan A. Musso $66,683

•	David A. Hosford $50,000

•	Peter A. Zorn $61,616

VI.	Other Benefits and Compensation

Executive Benefits

Our NEOs and other executives receive the same benefits as those generally available to our other employees. Both Company-subsidized and voluntary benefit programs are provided and include medical, dental, life insurance, vision, flexible spending accounts, travel and disability coverage.

Retirement Plans

The Company retirement plan, or 401(k) Plan, is available to all employees and all 401(k) Plan participants are eligible to receive the same level of matching contributions (4%) from us. The NEO’s are limited to their matching contributions based on the maximum amount of recognizable compensation allowed under the Internal Revenue Code’s qualified plan rules. The limit for 2013 was $10,200. Unlike traditional pension plans, the retirement benefits from our 401(k) are based on the investment return on the employee’s own investment elections, with the participant bearing the investment risk.

Change in Control

The Committee believes that a change in control (“CIC”) employment agreement provision benefits stockholders by providing an important incentive to senior executives to remain focused on running the business in the case of a pending or actual change in control event.

Accordingly, the Company’s current employment agreements with each of its NEOs contain a CIC provision that provides compensation in the form of monthly cash payments, acceleration of vesting of equity awards, and other benefits, all for a set period of time following termination, in the event of a qualifying termination (termination by the executive for good reason or by the Company without just cause) within 12 months following, or in connection with but prior to, a change in control of the Company (a “double-trigger” provision). Further details are set forth in the section of this proxy statement entitled “Employment Agreements.”

Tax Gross-Ups

We do not provide tax gross-ups, except for payroll taxes associated with limited business-related payments such as reimbursement of certain moving and relocation expenses.

VII.	Actions Taken in Fiscal 2014

On January 24, 2014, the Compensation Committee:

•	approved a uniform base salary increase of 3% effective January 1, 2014 for Dr. Hill (to $515,000), Mr. Musso (to $353,720), Mr. Rock (to $325,480), and Dr. Hosford (to $291,748);

•

giving consideration to the value of stock options as an incentive and retention tool, granted a stock option to purchase shares of our common stock to each NEO employed as of January 1, 2014, as well as to all of our other employees who met their individual performance goals during 2013; the number of shares subject to the stock option granted to the NEOs was 175,000 for Dr. Hill, 55,000 for Mr. Musso, and 45,000 each for Mr. Rock and Dr. Hosford; all of the stock options vest over a four-year period, subject to continued employment, and have an exercise price of $4.74 per share, the closing price of our common stock on the NASDAQ Global Select Market on the grant date;

•

established performance objectives and associated weightings and achievement criteria for the incentive award program for fiscal 2014 without materially changing the mechanics (including weightings) of the program established in fiscal 2013; the performance objectives for 2014 include the achievement of specified goals with respect to: the outcome of the ongoing clinical trial of the Company’s product candidate TC-5214 in overactive bladder; operational excellence in the execution of clinical development programs; enhancement of the Company’s development pipeline of product candidates; capital efficiency; and leadership as measured by employee engagement factors; and

•

authorized the entry into an amendment to the employment agreement of Dr. Hill and an amended and restated employment agreement with Mr. Musso; these amendments were entered into principally to more closely align the employment agreement terms of Dr. Hill and Mr. Musso with those of the Company’s other NEOs and senior executives.

VIII.	Considerations of Risk in our Compensation Programs

The Board of Directors has ultimate responsibility for risk oversight. The Compensation Committee assists the Board in overseeing potential risks that may be associated with the Company’s compensation program. The Company’s senior management has established a cross-functional team for assessing, mitigating, and monitoring compensation risk. The Committee receives periodic reports with respect to the team’s activities and findings.

The Compensation Committee does not believe that our compensation policies and practices are reasonably likely to have a material adverse effect on us. In assessing whether our compensation programs encourage excessive or inappropriate risk taking, the Compensation Committee gave particular consideration to our annual cash incentive bonus program. The performance objectives for the program are set by the Compensation Committee at the beginning of each year and are designed to further our business interests. It is possible that circumstances may evolve in any particular year such that achievement of a performance objective defined at the beginning of the year would no longer be beneficial to us. In that event, the Compensation Committee expects that the circumstances would be discussed at meetings of the Board held throughout the year and that the Compensation Committee would consider taking discretionary action — either during the year or when determining the achievement level under the incentive award program at the end of the year — with regard to the affected performance objective(s). The Compensation Committee believes that the discretion that it retains to modify any performance objective during the year or to credit any performance objective that may not have been met for a particular reason (such as, for example, a strategic change that occurs during the year) substantially eliminates any risk that may be associated with a change in circumstances. In addition, the Compensation Committee believes that the use of multiple performance objectives for the program each year reduces any risk that may otherwise be associated with any particular indicator of performance.

Pay practices that are commonly cited as corporate governance concerns are not part of our executive compensation program. For example, as noted above, a change in control of Targacept, alone, would not give rise to the payment of severance under any of our employment agreements with our NEOs. Severance under these agreements is not triggered unless employment of the executive is terminated other than for a defined cause or by the executive for a defined good reason. In addition, none of our employment agreements provides for an excise tax gross up.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the CD&A that appears elsewhere in this proxy statement with Targacept’s management. Based on its review and discussions, the Compensation Committee recommended to the Board that the CD&A be included in this proxy statement and incorporated by reference in Targacept’s Annual Report on Form 10-K for the year ended December 31, 2013.

This Compensation Committee report shall not be deemed to be “soliciting material” or subject to Regulation 14A under the 1934 Act, and shall be deemed furnished in Targacept’s Annual Report on Form 10-K for the year ended December 31, 2013.

Respectfully submitted,

Julia R. Brown, Chairperson

Alan W. Dunton, M.D.

John P. Richard

Summary Compensation

The following table contains information regarding the total compensation for the fiscal years ended December 31, 2013, 2012 and 2011 of our chief executive officer, chief financial officer, two other most highly compensated executive officers who were serving as executive officers on December 31, 2013 and one other individual who served as an executive officer during fiscal 2013. We refer to these individuals in this proxy statement as our “named executive officers” or “NEOs.”

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)	Bonus (1) ($)	Option Awards (2) ($)	Non-Equity Incentive Plan Compensation (1) ($)	All Other Compensation (3) ($)	Total ($)
Stephen A. Hill (4)	2013	500,000	187,500	—	—	11,868	699,368
President and Chief Executive Officer	2012	41,666	—	1,180,600	—	1,672	1,223,938

Alan A. Musso	2013	343,417	156,830	205,270	—	10,200	715,717
Senior Vice President, Finance and Administration,	2012	333,415	52,504	301,990	5,835	10,000	703,744
	2011	328,418	—	807,400	—	9,800	1,145,618
Chief Financial Officer, Treasurer and Assistant Secretary

David A. Hosford (5)	2013	283,250	113,731	142,110	—	10,200	549,291
Vice President, Clinical	2012	270,180	10,132	226,493	3,377	10,000	520,182
Development and Regulatory Affairs

Patrick C. Rock (6)	2013	111,410	29,245	365,400	—	13,777	519,832
Senior Vice President, General Counsel and Secretary

Peter A. Zorn (7)	2013	237,993	61,616	205,270	—	39,492	544,371
Former Senior Vice	2012	308,082	51,174	301,990	5,392	10,000	676,638
President, Legal Affairs, General Counsel and Secretary	2011	303,415	—	807,400	—	9,800	1,120,615

(1)	The amounts in the columns titled “Bonus” and “Non-Equity Incentive Plan Compensation,” together, reflect cash payments made in January of the following year pursuant to our annual cash incentive award program. Our annual cash incentive award program is discussed above under “— Compensation Discussion and Analysis.” For 2013, the amounts in the column titled “Bonus” for Messrs. Musso, Hosford and Zorn also reflect a cash retention award per their 2012 agreements as follows: Mr. Musso, $66,683, Dr. Hosford, $50,000 and Mr. Zorn, $61,616. In addition, in 2013, Messrs. Musso and Zorn each received $35,000 in additional compensation for responsibilities assumed during 2012 as members of the Office of the Chairman during the pendency of our search for a new chief executive officer. Mr. Rock’s bonus is a prorated amount based on his August 26, 2013 hire date.

(2)

The amounts in this column reflect for each fiscal year shown the aggregate grant date fair value of stock options granted during the year calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation, or ASC 718, disregarding the potential for forfeitures, regardless of the period in which the corresponding compensation expense was recorded in accordance with ASC 718. The assumptions used to calculate grant date fair value are discussed in Note 9 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013. For Mr. Zorn, $153,953 of the amount shown in this column for 2013 is attributable to stock options forfeited upon the end of his employment with us on September 30, 2013.

(3)	The amounts in this column represent matching contributions that we made under our 401(k) plan, except that for (a) Mr. Zorn the amount for 2013 also reflects $29,292 in additional compensation for vacation that was earned but unused as of the end of his employment with the Company, and (b) Dr. Hill and Mr. Rock received non-qualified moving expenses of $1,668 and $9,307, respectively, associated with the start of their employment with the Company.

(4)	Dr. Hill became our President and Chief Executive Officer on December 1, 2012.

(5)	Dr. Hosford was not a named executive officer for fiscal 2011.

(6)	Mr. Rock joined the Company on August 26, 2013 and became our Senior Vice President, General Counsel and Secretary effective October 1, 2013.

(7)	Mr. Zorn’s employment with us ended on September 30, 2013.

Information Relating to Plan-Based Awards

The following table contains information regarding grants of plan-based awards to our NEOs made during the fiscal year ended December 31, 2013.

2013 GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Option Awards: Number of Securities Underlying Options (2)	Exercise or Base Price of Option Awards ($/Share)(3)	Grant Date Fair Value of Option Awards ($)(4)
			Threshold ($)	Target ($)	Maximum ($)
Stephen A. Hill	—	—	—	250,000	362,500	—	—	—

Alan A. Musso	—	—	—	120,196	174,284	—	—	—
	1/17/2013	1/17/2013	—	—	—	65,000	4.63	205,270

David A. Hosford	—	—	—	84,975	123,214	—	—	—
	1/17/2013	1/17/2013	—	—	—	45,000	4.63	142,110

Patrick C. Rock	—	—	—	38,994	56,541	—	—	—
	9/30/2013	9/30/2013	—	—	—	100,000	5.31	365,400

Peter A. Zorn	—	—	—	—	—	—	—	—
	1/17/2013	1/17/2013	—	—	—	65,000	4.63	205,270	(5)

(1)	Our annual cash incentive award program is considered a non-equity incentive plan and is discussed above under “—Compensation Discussion and Analysis.” For fiscal 2013, there was no threshold amount payable under the program. The amounts shown in the “Target” column reflect each named executive officer’s target bonus percentage of base salary set by the Compensation Committee for fiscal 2013. The amounts shown in the “Maximum” column reflect the maximum amount payable to each named executive officer under the program based on his target bonus percentage and the aggregate weight for all of the corporate performance objectives approved by the Compensation Committee initially in January 2013. The amounts actually paid to our named executive officers under the program for fiscal 2013 were as follows: $187,500 for Dr. Hill, $90,147 for Mr. Musso, $63,731 for Dr. Hosford, and $29,245 (which represents a prorated amount based on an August 26, 2013 hire date) for Mr. Rock. All amounts awarded under the program for fiscal 2013 were paid in January 2014. Mr. Zorn’s employment with the Company ended on September 30, 2013 and he did not receive a bonus under the program for fiscal 2013.

(2)	The options reflected in this column were granted under the 2006 Plan and vest and become exercisable in equal installments on the last day of 16 consecutive calendar quarters beginning with March 31, 2013. Dr. Hill became our President and Chief Executive Officer in December 2012 and did not receive an equity grant in January 2013.

(3)	The exercise price per share of each option shown is equal to the closing price of our common stock on the NASDAQ Global Select Market on the grant date.

(4)	The grant date fair value of option awards is calculated in accordance with ASC 718 as described in footnote 2 to the Summary Compensation Table on page 37.

(5)	Of the amount shown, $141,128 is attributable to stock options forfeited upon the end of Mr. Zorn’s employment with us on September 30, 2013.

Additional discussion regarding factors that may be helpful in understanding the information included in the Summary Compensation Table and 2013 Grants of Plan-Based Awards table is included above under “—Compensation Discussion and Analysis.”

Employment Agreements

We have entered into employment agreements with Dr. Hill, Mr. Musso, Dr. Hosford and Mr. Rock. We previously entered into an employment agreement with Mr. Zorn, who resigned effective September 30, 2013.

Employment Agreement with Dr. Hill

Our employment agreement with Dr. Hill continues until terminated either by us or by him. The employment agreement provides for a minimum annual base salary that is to be reviewed and subject to increase in accordance with our policies and procedures. Dr. Hill is also eligible to receive stock-based awards and to earn an annual bonus based on a target percentage of 50% of his annual base salary or such higher amount as the Board or Compensation Committee may approve.

If Dr. Hill’s employment with us terminates for any reason, he is entitled to receive a lump sum equal to any salary, bonus and other compensation earned and due but not yet paid through the effective date of termination. In addition, if we (or a successor) terminate Dr. Hill’s employment other than for “Just Cause,” or if he terminates his employment within one year following the first occurrence of “Good Reason,” he is entitled to receive:

•

severance following termination equal to his then-current base salary for 12 months (or, if the termination is concurrent with or within 12 months following, or in connection with but prior to, a defined change in control of us, equal to his then-current base salary and a prorated portion of his then-current target bonus for 18 months), payable monthly, except that any amount that would exceed the exemption under Section 409A of the Internal Revenue Code of 1986, as amended, would be payable in a lump sum two and one-half months following the end of our taxable year in which the termination occurs;

•

if the termination is concurrent with or within 12 months following, or in connection with but prior to, a defined change in control of us, full acceleration of unvested options to purchase capital stock or restricted stock;

•	continuation of the health and life insurance benefits coverage provided to him as of the date of termination for the period during which he receives severance; and

•	up to $10,000 in outplacement counseling services, if incurred by him and paid by us within specified time periods.

“Just Cause” under the employment agreement means Dr. Hill’s: (i) willful and material breach of the agreement and his continued failure to cure the breach for a specified period; (ii) conviction of, or entry of a plea of guilty or nolo contendere to a felony or a misdemeanor involving moral turpitude; (iii) willful commission of an act of fraud, breach of trust, or dishonesty including, without limitation, embezzlement, that results in material damage or harm to our business, financial condition or assets; (iv) intentional damage or destruction of substantial property of ours; or (v) a violation of specified company policies or an act or omission contrary to generally expected ethical or professional standards.

“Good Reason” under the employment agreement means: (i) the material breach by us (or a successor) of any material provision of the agreement; (ii) any purported termination of Dr. Hill’s employment that is not effected in accordance with the agreement; (iii) any uncured failure by us (or a successor) to pay Dr. Hill any amounts of salary or bonus compensation that have become due and payable; (iv) a reduction in Dr. Hill’s annual base salary, unless the reduction is part of, and at the same percentage as, an across-the-board salary reduction for all similarly-situated executives; (v) any material diminution in Dr. Hill’s duties, responsibilities, authority, reporting structure, status or title, unless approved by him; or (vi) Dr. Hill being required to relocate to a location more than fifty (50) miles from his initial worksite (Winston-Salem, North Carolina); in each case conditional on Dr. Hill providing written notice of the initial existence of Good Reason within 90 days and the Good Reason continuing to exist 30 days after the notice.

After the end of fiscal year 2013, we entered into an amendment to the employment agreement of Dr. Hill on January 24, 2014. This amendment was entered into principally to more closely align the employment agreement terms of Dr. Hill with those of our other senior executives. The amendment provides, among other things, that if Dr. Hill’s employment is terminated without just cause or if Dr. Hill terminates his employment for good reason and such termination is not associated with a defined change in control, he is entitled to six months’ acceleration of vesting for unvested stock options or other equity-based awards held by him at the time of termination. Consistent with the terms of Dr. Hill’s original employment agreement described above, if Dr. Hill’s termination is concurrent with or within 12 months following, or in connection with but prior to, a defined change in control, he is entitled to full acceleration of vesting for unvested options to purchase common stock and restricted stock or other equity-based awards.

The employment agreement provides that Dr. Hill shall at all times maintain the confidentiality of our proprietary information and shall not engage in a business defined in the agreement as competitive to us until 12 months after termination of employment with us.

Employment Agreement with Mr. Musso

Our employment agreement with Mr. Musso provides for a minimum annual base salary that is to be reviewed and subject to increase in accordance with our policies and procedures. In addition, the employment agreement provides for annual base salary to be increased annually as necessary to be consistent with the median base salaries of employees in similar positions at comparable companies as described in the then-current Radford Biotechnology Compensation Report. Mr. Musso is also eligible to receive stock-based awards and to earn an annual bonus based on a target percentage of his annual base salary. The employment agreement provides for a minimum target bonus percentage, which may be increased at the discretion of the Board or Compensation Committee. For fiscal 2013, the target bonus percentage for Mr. Musso was 35%.

If the employment of Mr. Musso terminates for any reason, he is entitled to receive a lump sum equal to any salary, bonus and other compensation earned and due but not yet paid. In addition, if we (or a successor) terminate the employment of Mr. Musso other than for defined “Just Cause,” or if Mr. Musso terminates his employment within one year following the first occurrence of defined “Good Reason,” he is entitled to receive:

•

severance following termination equal to his then-current base salary for nine months or, if shorter, until he secures other employment, payable monthly, except that any amount that would exceed the exemption under Section 409A of the Internal Revenue Code of 1986, as amended, would be payable in a lump sum two and one-half months following the end of our taxable year in which the termination occurs;

•	six months acceleration of unvested options to purchase capital stock or restricted stock;

•	continuation of the health and life insurance benefits coverage provided to him as of the date of termination for the period during which he receives severance; and

•	up to $10,000 in outplacement counseling services, if incurred by him and paid by us within specified time periods.

“Just Cause” under Mr. Musso’s employment agreement means his: (i) willful and material breach of the agreement and his continued failure to cure the breach for a specified period; (ii) conviction of, or entry of a plea of guilty or nolo contendere to a felony or a misdemeanor involving moral turpitude; (iii) willful commission of an act of fraud, breach of trust, or dishonesty including, without limitation, embezzlement, that results in material damage or harm to our business, financial condition or assets; or (iv) intentional damage or destruction of substantial property of ours.

“Good Reason” under Mr. Musso’s employment agreement means: (i) any purported termination of his employment that is not effected in accordance with the agreement; or (ii) any uncured failure to confer the benefits and compensation provided under the agreement or, in some cases, to comply with any other material provision of the agreement, in each case conditional on his providing written notice of the initial existence of Good Reason within 90 days and the Good Reason continuing to exist 30 days after the notice.

The employment agreement with Mr. Musso provides that he shall at all times maintain the confidentiality of our proprietary information and shall not engage in a business defined in the agreement as competitive to us until nine months after termination of employment with us.

After the end of fiscal year 2013, we entered into an amended and restated employment agreement with Mr. Musso on January 24, 2014. The amended agreement was entered into principally to more closely align the employment agreement terms of Mr. Musso with those of our other senior executives. The amended agreement provides, among other things, for the insertion of a definition of a “change in control.” If a termination of Mr. Musso’s employment without just cause or by Mr. Musso for good reason occurs within 12 months after, or in connection with but prior to, a defined change in control, then Mr. Musso is entitled to receive an aggregate cash severance equal to the sum of his then current salary and target annual bonus, payable in 12 monthly installments, as well as full acceleration of vesting for unvested stock options or other equity-based awards held by him at the time of termination. The amended agreement also provides for a revised nonsolicitation covenant to match the nonsolicitation covenants of our other senior executives.

Employment Agreements with Dr. Hosford and Mr. Rock

During fiscal 2013, we entered into employment agreements with each of Dr. Hosford and Mr. Rock. We entered into the employment agreement with Dr. Hosford on June 28, 2013, and we entered into the employment agreement with Mr. Rock on August 26, 2013. Our employment agreements with each of Dr. Hosford and Mr. Rock provide for a minimum annual base salary that is to be reviewed and subject to increase in accordance with our policies and procedures. Each of Dr. Hosford and Mr. Rock also is eligible to receive stock-based awards and to earn an annual cash bonus based on a target percentage of his annual base salary. Each of the employment agreements provides for a minimum target bonus percentage, which may be increased at the discretion of the Board or Compensation Committee. For fiscal 2013, the target bonus percentage for Dr. Hosford was 30% and the target bonus percentage for Mr. Rock was 35%.

If the employment of Dr. Hosford or Mr. Rock terminates for any reason, then he is entitled to receive a lump sum equal to any salary, bonus and other compensation earned and due but not yet paid.

In addition, if we (or a successor) terminate the employment of Dr. Hosford or Mr. Rock other than for defined “Just Cause,” or if Dr. Hosford or Mr. Rock terminates his employment within one year following the first occurrence of defined “Good Reason,” then he is entitled to receive:

•

severance following termination equal to his then-current monthly base salary for nine months except that any amount that would exceed the exemption under Section 409A of the Internal Revenue Code of 1986, as amended, would be payable in a lump sum two and one-half months following the end of our taxable year in which the termination occurs;

•	six months acceleration of unvested options to purchase capital stock, restricted stock, or other equity-based awards;

•	continuation of the health and life insurance benefits coverage provided to him as of the date of termination for the period during which he receives severance; and

•	up to $10,000 in outplacement counseling services, if incurred by him and paid by us within specified time periods.

If we (or a successor) terminate the employment of Dr. Hosford or Mr. Rock other than for defined “Just Cause,” or if Dr. Hosford or Mr. Rock terminates his employment within one year following the first occurrence of defined “Good Reason,” and the termination is concurrent with or within 12 months following, or in connection with but prior to, a defined change in control of us, then he is entitled to receive:

•

severance following termination equal to his then-current monthly base salary and one-twelfth of his target annual bonus for twelve months except that any amount that would exceed the exemption under Section 409A of the Internal Revenue Code of 1986, as amended, would be payable in a lump sum two and one-half months following the end of our taxable year in which the termination occurs;

•	full acceleration of all unvested options to purchase capital stock, restricted stock, or other equity-based awards;

•	continuation of the health and life insurance benefits coverage provided to him as of the date of termination for the period during which he receives severance; and

•	up to $10,000 in outplacement counseling services, if incurred by him and paid by us within specified time periods.

“Just Cause” under each of Dr. Hosford’s and Mr. Rock’s employment agreements means his: (i) willful and material breach of the agreement and his continued failure to cure the breach for a specified period; (ii) conviction of, or entry of a plea of guilty or nolo contendere to a felony or a misdemeanor involving moral turpitude; (iii) willful commission of an act of fraud, breach of trust, or dishonesty including, without limitation, embezzlement, that results in material damage or harm to our business, financial condition or assets; (iv) intentional damage or destruction of substantial property of ours; (v) violation of policies prohibiting employment discrimination or workplace harassment; or (vi) commission of any act (or omission) contrary to the ethical or professional standards expected in his profession. For Mr. Rock, “Just Cause” shall not mean any action or inaction to the extent it results from his required compliance with an ethical legal obligation applicable to his conduct as an attorney-at-law.

“Good Reason” under each of Dr. Hosford’s and Mr. Rock’s employment agreements means: (i) any purported termination of his employment that is not effected in accordance with the agreement; or (ii) any uncured failure to confer the benefits and compensation provided under the agreement or, in some cases, to comply with any other material provision of the agreement, in each case conditional on his providing written notice of the initial existence of Good Reason within 90 days and the Good Reason continuing to exist 30 days after the notice.

The employment agreement with each of Dr. Hosford’s and Mr. Rock’s provides that he shall at all times maintain the confidentiality of our proprietary information and shall not engage in a business defined in the agreement as competitive to us until nine months after termination of employment with us.

Agreements with Mr. Zorn

We previously entered into an employment agreement with Mr. Zorn, who resigned effective September 30, 2013. In connection with Mr. Zorn’s resignation, we entered into a Transition Services Agreement with Mr. Zorn pursuant to which Mr. Zorn served as an independent contractor from October 1 through the remainder of 2013 to perform services to facilitate an orderly transition.

In exchange for Mr. Zorn’s agreement to provide the transition services, as well as a release and waiver and other customary terms, the agreement provided for Mr. Zorn to receive: $300 per hour of transition services performed; six months’ acceleration of vesting for unvested stock options (through March 31, 2014); and an extension of the period to exercise vested stock options to purchase an aggregate of 240,889 shares of our common stock held as of the effective date of separation, with a weighted average exercise price per share of $11.82, until, with respect to each such stock option, the earlier of its stated expiration date or March 31, 2015.

Change in Control

The employment agreements define “change in control” to mean, generally: (1) the acquisition by any person of 50% or more of our outstanding common stock; (2) the consummation of a merger or consolidation involving the Company if the stockholders of the Company immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than 50% of the outstanding common stock of the surviving company; (3) a sale or other disposition of all or substantially all of the assets of the Company; or (4) a change in the majority composition of the board of directors not approved by a majority of the directors in office before the change.

Information Relating to Equity Awards

The following table contains information for each of our named executive officers regarding equity awards outstanding as of December 31, 2013.

OUTSTANDING EQUITY AWARDS AT 2013 FISCAL YEAR-END

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price ($)	Option Expiration Date
Stephen A. Hill	100,000	300,000	(1)	4.50	12/2/2022
Alan A. Musso	49,107	—		5.55	8/15/2016
	37,324	—		8.51	12/18/2017
	36,094	—		2.93	1/8/2019
	50,000	—		20.68	1/18/2020
	37,500	12,500	(2)	26.05	3/28/2021
	43,750	56,250	(3)	4.59	5/3/2022
	16,249	48,751	(1)	4.63	1/16/2023
David A. Hosford	157	—		8.51	12/18/2017
	875	—		8.26	12/30/2017
	1,423	—		5.81	9/29/2018
	4,250	—		2.93	1/8/2019
	21,939	—		20.68	1/18/2020
	19,218	6,407	(2)	26.05	3/28/2021
	32,812	42,188	(3)	4.59	5/3/2022
	11,249	33,751	(1)	4.63	1/16/2023
Peter A. Zorn	8,185	—	(4)	5.55	3/31/2015
	31,517	—		8.51	3/31/2015
	40,251	—		2.93	3/31/2015
	50,000	—		20.68	3/31/2015
	40,625	—		26.05	3/31/2015
	50,000	—		4.59	3/31/2015
	20,311	—		4.63	3/31/2015
Patrick C. Rock	—	100,000	(5)	5.31	09/29/2023

(1)	The unexercisable portion of this option as of December 31, 2013 vests and becomes exercisable in equal installments on the last day of 12 consecutive calendar quarters beginning with March 31, 2014.

(2)	The unexercisable portion of this option as of December 31, 2013 vests and becomes exercisable in equal installments on the last day of 4 consecutive calendar quarters beginning with March 31, 2014.

(3)	The unexercisable portion of this option as of December 31, 2013 vests and becomes exercisable in equal installments on the last day of 9 consecutive calendar quarters beginning with March 31, 2014.

(4)

In connection with Mr. Zorn’s transition services agreement, he received six months’ acceleration of vesting for unvested stock options (through March 31, 2014), and an extension of the period to exercise vested stock options to purchase an aggregate of 240,889 shares of our common stock held as of the effective date of separation, with a weighted average exercise price per share of $11.82, until, with respect to each such stock option, the earlier of its stated expiration date or March 31, 2015.

(5)	The unexercisable portion of this option as of December 31, 2013 vests and becomes exercisable 25% on September 30, 2014 and then in equal installments on the last day of 12 consecutive calendar quarters beginning with December 31, 2014.

2013 OPTION EXERCISES AND STOCK VESTED

No NEO exercised any options to purchase our common stock or had restricted stock vest during fiscal 2013.

Payments upon Termination in Certain Circumstances

Our employment agreements with our named executive officers provide for payments and benefits if we terminate (or if a successor following a change in control terminates) his employment other than for a defined Just Cause or, subject to certain timing and other conditions, he terminates his employment for a defined Good Reason. Certain of these employment agreements also provide for payments and benefits if a termination occurs in connection with a Change in Control. The terms “Just Cause,” “Good Reason,” and “Change in Control” are discussed above under “—Employment Agreements.”

Under SEC rules, we are required to estimate and quantify the payments and benefits that would be payable by us upon the occurrence of a triggering event, as if the triggering event had occurred as of the last business day of the last fiscal year. For each of Dr. Hill, Mr. Musso, Dr. Hosford and Mr. Rock, the following table sets forth the estimated payments and benefits that would have become payable if the noted triggering event occurred on December 31, 2013, the last business day of our most recently completed fiscal year. These amounts reflect the additional payments or benefits each executive officer would be entitled to receive pursuant to his employment agreement, as such existed on December 31, 2013. The amounts shown reflect only the additional payments or benefits that an executive officer would have received upon the occurrence of the respective triggering events listed below. These amounts do not include the value of payments or benefits that would have been earned, or any amounts associated with equity awards that would have vested, absent the triggering event. Receipt of any of the payments and benefits set forth below is contingent on the delivery by the executive officer of a release and waiver of legal claims related to the employment relationship.

For Mr. Zorn, who resigned from the Company effective September 30, 2013, the table sets forth the payments and benefits that became payable upon the end of his employment with us on September 30, 2013.

SUMMARY OF POTENTIAL PAYMENTS UPON TERMINATION

	Base Salary Continuation (1)	Severance Pay –Target Annual Bonus (2)	Value of Accelerated Options (3)	Continuation of Health, Dental and Life Insurance (4)	Outplacement Counseling Services	Total
Stephen A. Hill

Termination Without Just Cause or By Executive For Good Reason (no Change in Control)	$500,000	—	—	$19,231	$10,000	$529,231
Termination Related to Change in Control	$750,000	$375,000	—	$28,847	$10,000	$1,163,847
Voluntary/Death	—	—	—	—	—	—
Disability	$9,615	—	—	$19,232	—	$28,847

Alan A. Musso

Termination Without Just Cause or By Executive For Good Reason (no Change in Control)	$257,563	—	—	$14,757	$10,000	$282,320
Termination Related to Change in Control	$257,563	—	—	$14,757	$10,000	$282,320
Voluntary/Death	$6,604	—	—	—	—	$6,604
Disability	$19,813	—	—	$19,685	—	$39,498

David A. Hosford

Termination Without Just Cause or By Executive For Good Reason (no Change in Control)	$212,438	—	—	$14,045	$10,000	$236,483
Termination Related to Change in Control	$283,250	$84,975	—	$18,727	$10,000	$396,952
Voluntary/Death	—	—	—	—	—	—
Disability	$10,894	—	—	$18,718	—	$29,612

Patrick C. Rock

Termination Without Just Cause or By Executive For Good Reason (no Change in Control)	$237,000	—	—	$6,013	$10,000	$253,013
Termination Related to Change in Control	$316,000	$110,600	—	$8,017	$10,000	$444,617
Voluntary/Death	$2,431	—	—	—	—	$2,431
Disability	$8,508	—	—	$7,794	—	$16,302

Peter A. Zorn

Voluntary	$29,292	$61,616	$14,525	—	—	$105,433

(1)	The amounts in this column reflect the continuation of base salary that is payable as described in the Employment Agreements section above and summarized below:

a)	Dr. Hill would receive 12 months base salary continuation for termination without Just Cause or for Good Reason and would receive 18 months base salary continuation for termination related to a Change in Control.

b)

Mr. Musso would receive 9 months base salary continuation for termination without Just Cause or for Good Reason but would receive no additional compensation if the termination is related to a Change in Control. In January 2014, Mr. Musso’s employment agreement was amended to provide 12 months base salary continuation plus his then-current annual target bonus for 12 months in the event of a Change in Control. Under his amended agreement, therefore, the base salary continuation for

12 months would be $343,417 and his target annual bonus payout would be $120,196 for termination related to a Change in Control. In addition, the amendment provides for full acceleration of options and equity awards in the event of a Change in Control versus the 6 months in the agreement in effect as of December 31, 2013.

c)	Dr. Hosford and Mr. Rock each would receive 9 months base salary continuation for termination without Just Cause or for Good Reason, and they each would receive 12 months base salary continuation for termination related to a Change in Control.

d)	Voluntary termination without Good Reason or termination by death would result in the payment for accrued and unused vacation as of December 31, 2013.

e)	Termination related to disability assumes that the disability occurred as of December 31, 2013 and therefore the severance includes 10 days salary continuance for Dr. Hosford and Mr. Musso and 5 days salary continuance for Dr. Hill and Mr. Rock, prior to commencement of third-party disability benefits, plus any accrued and unused vacation as of December 31, 2013.

(2)	The amounts in this column reflect the severance payable that is based on the target annual bonus as described in the Employment Agreements section above and summarized below:

a)	Dr. Hill would receive his then-current target annual bonus for 18 months for termination related to a Change in Control.

b)	Dr. Hosford and Mr. Rock each would receive his then-current target annual bonus for 12 months for termination related to a Change in Control.

c)	For Mr. Zorn, the amount shown was payable in a lump sum under a separate retention award agreement previously entered into and reflects the amount owed as of the date of his voluntary termination effective September 30, 2013.

(3)	As of December 31, 2013, upon termination related to Change in Control, there is full acceleration (100%) on the vesting for each of Dr. Hill, Dr. Hosford, and Mr. Rock. In addition, as of December 31, 2013, Dr. Hosford and Mr. Rock each would receive 6 months acceleration of unvested options upon termination without Just Cause or for Good Reason which is not related to a Change in Control.

a)	Except with respect to Mr. Zorn, the amounts in this column are calculated based on the positive difference between (i) $4.15, the closing price of our common stock on the NASDAQ Global Select Market on December 31, 2013, and (ii) the exercise price per share of each option for which vesting would be accelerated. Stock options with an exercise price per share above $4.15 are disregarded for this purpose.

b)	For Mr. Zorn, the amount in this column is calculated based on the positive difference between (i) $5.31, the closing price of our common stock on the NASDAQ Global Select Market on September 30, 2013, the last day of his employment with us, and (ii) the exercise price per share of each option for which vesting was accelerated upon the end of his employment with us. Stock options with an exercise price per share above $5.31 are disregarded for this purpose. The period for Mr. Zorn to exercise options to purchase an aggregate of 240,899 shares of our common stock held and vested as of the end of his employment with us (taking into account the partial acceleration of vesting pursuant to his employment agreement), with a weighted average exercise price per share of $11.82, has been extended until, with respect to each affected stock option, the earlier of its stated expiration date or March 31, 2015.

(4)	The amounts in this column are calculated based on (a) the duration of the respective continuation periods and (b) the monthly premiums that we pay for the medical, dental and life insurance coverage received by the named executive officer as of December 31, 2013. For purposes of termination related to disability, the benefits are estimated to be paid for up to 12 months provided the executive officer makes a timely election of continuation under COBRA (Consolidated Omnibus Budget Reconciliation Act of 1985) and continues to pay the required premiums.

EQUITY COMPENSATION PLAN INFORMATION

The following table contains information regarding securities authorized for issuance under our equity compensation plans in effect as of December 31, 2013. Our equity compensation plans consist of the 2006 Plan and our 2000 Equity Incentive Plan. We also granted a standalone inducement stock option to Dr.Hill upon commencement of his employment with us in December 2012.

	(a)		(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	4,139,628		$10.45	3,281,926	(1)

Equity compensation plans not approved by security holders	400,000	(2)	4.50	—

Total	4,539,628		$9.93	3,281,926	(1)

(1)	Represents shares of common stock available for future issuance under the 2006 Plan upon the exercise of stock options that may be granted after December 31, 2013, restricted stock or other stock-based awards.

(2)	Represents shares of common stock issuable pursuant to an inducement grant to Dr. Hill. On December 3, 2012, the first trading day after Dr. Hill’s first day of employment with us, Dr. Hill was granted an option to purchase 400,000 shares of our common stock at an exercise price per share equal to $4.50, the closing price of our common stock on the NASDAQ Global Select Market on the grant date. The grant, which was not made under the 2006 Plan, was approved by both the Compensation Committee and the Board of Directors. The grant was made as an inducement material to Dr. Hill entering into employment with Targacept as contemplated by NASDAQ Listing Rule 5635(c)(4) and is governed by terms substantially similar to the terms of the 2006 Plan.

Of the 400,000 shares issuable pursuant to the option, 100,000 shares, or 25%, of this option vested and became exercisable on December 31, 2013. The remaining 300,000 shares, or 75%, of this option are scheduled to vest and become exercisable in equal installments on the last day of each of the 12 consecutive calendar quarters beginning on March 31, 2014 and ending on December 31, 2016.

PROPOSAL 2: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR

NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT

As required by Section 14A of the 1934 Act, we are providing our stockholders with the opportunity to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Prior to casting your vote on this proposal, we encourage you to read the “Executive Compensation” section of this proxy statement (beginning on page 21) for a detailed discussion of our policies and practices relating to the compensation of our named executive officers.

The Compensation Committee believes that the objectives of our executive compensation program, as relates to our named executive officers, are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. In addition, the Compensation Committee believes that our executive compensation program, as relates to our named executive officers, achieves an appropriate balance between fixed compensation and variable incentive compensation, pays for performance and promotes an alignment between the interests of our named executive officers and our stockholders. Accordingly, we are asking our stockholders to approve the compensation of our named executive officers. This advisory vote is not intended to be limited or specific to any particular element of compensation, but rather to cover the overall compensation of our named executive officers and the compensation policies and practices described in this proxy statement as relate to our named executive officers.

The Board recommends that our stockholders vote “FOR” the following resolution at the meeting:

“RESOLVED that the compensation paid to the Company’s named executive officers, as disclosed in the proxy statement for the Company’s 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and related discussion, is hereby APPROVED.”

This resolution will be approved, on an advisory basis, if a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal vote in favor of the proposal. Because this proposal is advisory, the results of the vote will not be binding on Targacept or on the Board or the Compensation Committee. However, the Compensation Committee values the views of our stockholders and will consider the outcome of the vote in conjunction with future compensation decisions. We plan to next solicit this advisory vote on compensation of our named executive officers at the 2015 annual meeting of stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Ernst & Young LLP to audit our financial statements for the fiscal year ending December 31, 2014. Ernst & Young, an independent registered public accounting firm, has served as our independent auditor since we became an independent company in 2000. A representative from Ernst & Young is expected to be present at the meeting and available to respond to appropriate questions and will have the opportunity to make a statement if he or she desires to do so. We are soliciting stockholder ratification of the appointment of Ernst & Young, although stockholder ratification is not required by law. If the appointment of Ernst & Young is not ratified at the meeting, the Audit Committee will consider whether to appoint a different independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS TARGACEPT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEE INFORMATION AND AUDIT COMMITTEE PRE-APPROVAL POLICY

The following table sets forth the fees for professional services rendered by Ernst & Young LLP in connection with the audits of our annual financial statements for the years ended December 31, 2013 and 2012 and for other services rendered by Ernst & Young during those periods.

	Fiscal 2013	Fiscal 2012
Audit Fees (1):	$343,900	$333,370
Audit-Related Fees (2):	—	—
Tax Fees (3):	—	—
All Other Fees (4):	1,500	1,995

Total Fees:	$345,400	$335,365

(1)	Audit Fees include fees billed for the applicable year for services: (a) in connection with the audit of our financial statements included in our annual report on Form 10-K and the review of our financial statements included in our quarterly reports on Form 10-Q; (b) in connection with the audit of our internal control over financial reporting; (c) in connection with our registration statements on Form S-8 filed with the SEC in January 2013 and June 2013 and our shelf registration statement on Form S-3 filed with the SEC in November 2013; (d) in connection with the review of other documents filed with the SEC and accounting consultations; and (e) normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees include fees for assurance and related services by the principal accountant that are reasonably for the performance of the audit or review of our financial statements and are not reported under Audit Fees.

(3)	Tax Fees include fees billed in the applicable year for tax return preparation, assistance with tax return examinations, research and technical tax advice.

(4)	All Other Fees reflect fees billed in the applicable year for a license to Ernst & Young’s web-based accounting research tool.

Audit Committee Pre-Approval Policy

The Audit Committee has adopted a policy that requires the Audit Committee to approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm prior to its engagement to provide such services. The Audit Committee has established a pre-approval policy for certain audit and non-audit services, up to a specified amount for each identified service that may be provided by the independent registered public accounting firm. In addition, the Chairman of the Audit Committee, or any member of the Audit Committee designated by the Chairman, may specifically approve any service that is not a prohibited non-audit service if the fees for such service are not reasonably expected to exceed $10,000. Any such approval by the Chairman or his designee must be reported to the Audit Committee at its next scheduled meeting. The pre-approved services of the independent registered public accounting firm, and corresponding maximum fees, are reviewed annually by the Audit Committee.

Audit Committee Report

The Audit Committee has reviewed and discussed with management Targacept’s audited financial statements for the year ended December 31, 2013. The Audit Committee has also reviewed and discussed with Ernst & Young LLP, Targacept’s independent registered public accounting firm, Targacept’s audited financial statements and the matters required to be discussed by Auditing Standard No. 16 – “Communications with Audit Committees.”

The Audit Committee has received from Ernst & Young the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young’s communications with the Audit Committee concerning independence and has discussed with Ernst & Young its independence.

Based on its review and discussions with management and Ernst & Young and its review of the information provided by management and Ernst & Young, the Audit Committee recommended to the Board that Targacept’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC.

This Audit Committee report is not incorporated by reference into any of Targacept’s previous filings with the SEC and is not to be incorporated by reference into any of Targacept’s future filings with the SEC, irrespective of any general statement included in any such filing that incorporates this proxy statement by reference, unless such filing explicitly incorporates this Audit Committee report by reference.

Respectfully submitted,

Charles A. Blixt, Chairman

Errol B. De Souza, Ph.D.

John P. Richard

DEADLINES FOR STOCKHOLDER PROPOSALS AND STOCKHOLDER NOMINATIONS

Under Rule 14a-8 under the 1934 Act, if you want us to include a proposal in the proxy materials for our 2015 annual meeting of stockholders, or the “2015 annual meeting,” we must receive the proposal at our executive offices at 100 North Main Street, Suite 1510, Winston-Salem, North Carolina 27101 not later than December 19, 2014. However, if the date of the 2015 annual meeting is changed by more than 30 days from the first anniversary of the date of the 2014 annual meeting, the deadline will instead be a reasonable time before we begin to print and send our proxy materials for the 2015 annual meeting. The proposal should be addressed to the attention of our Corporate Secretary, and we suggest that it be sent by certified mail, return receipt requested. Any proposal that you submit must comply with SEC rules.

If you wish to present a proposal or to nominate a candidate for director for election at the 2015 annual meeting, but not to have the proposal or nomination considered for inclusion in the proxy materials for that meeting, you must be eligible and give us advance written notice in accordance with our bylaws. Our bylaws are filed with the SEC as Exhibit 3.1 to our Current Report on Form 8-K filed August 11, 2009.

To be eligible under our bylaws, you must be a stockholder of record (and, if you are making the proposal or nomination on behalf of a beneficial owner of our shares, the beneficial owner must be a beneficial owner of our shares) both on the date you provide us the required notice and on the date of the 2015 annual meeting and you must be entitled to vote at the 2015 annual meeting. The required notice must include all of the information required by our bylaws and must be delivered to or mailed and received at our executive offices not fewer than 90 calendar days and not more than 120 calendar days before the first anniversary of the date of the 2014 annual meeting. However, if the 2014 annual meeting is not held or if the date of the 2015 annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the date of the 2014 annual meeting, then the required notice must be delivered to or mailed and received at our executive offices not later than the close of business on the 90 th day prior to the date of the 2015 annual meeting or, if the first public disclosure that discloses the date of the 2015 annual meeting is less than 100 days prior to the date of the 2015 annual meeting, not later than the close of business on the 10 th day following that first public disclosure. Assuming that the date of our 2015 annual meeting is not advanced or delayed in the manner described above, the required notice for the 2015 annual meeting would need to be provided to us not earlier than February 2, 2015 and not later than March 4, 2015. If you are not eligible or you do not provide timely notice of a proposal or nomination for the 2015 annual meeting in accordance with our bylaws, then the proposal or nomination may be excluded from consideration at the meeting.

After you have provided the required notice, you must update and supplement the notice as required by our bylaws, if necessary, so that the information provided or required to be provided remains true and correct both as of the record date for the 2015 annual meeting and as of the date that is 10 business days prior to the date of the 2015 annual meeting. Your update or supplement must be delivered to, or mailed and received by, our Corporate Secretary at our executive offices at 100 North Main Street, Suite 1510, Winston-Salem, North Carolina 27101 not later than five business days after the record date for the 2015 annual meeting, in the case of the update and supplement required to be made as of the record date for the 2015 annual meeting, and not later than eight business days prior to the date of the 2015 annual meeting, if practicable (or, if not practicable, on the earliest practicable date prior to the date of the 2015 annual meeting), in the case of the update and supplement required to be made as of 10 business days prior to the 2015 annual meeting.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers or other nominees may participate in the practice of “householding” proxy statements, annual reports and notices of annual meeting and internet availability of proxy materials. This means that only one copy of the Notice or, if a paper copy is requested, one copy of our proxy statement or 2013 Annual Report may have been sent to multiple stockholders living in the same household. If you are a stockholder who shares with another stockholder an address that received a single copy of any of these documents, we will promptly arrange for delivery of a separate copy upon your request made in writing to us at Targacept, Inc., 100 North Main Street, Suite 1510, Winston-Salem, North Carolina 27101, Attention: Chief Financial Officer or by calling us at (336) 480-2100. If you share with another stockholder an address that received only one copy of the Notice, proxy statement or 2013 Annual Report and wish to receive a separate copy of any of these documents in the future, or if your household received multiple copies of any of these documents and you would like to receive only one copy for your household, please contact your bank, broker or other nominee.

FINANCIAL INFORMATION

Our 2013 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, accompanies this proxy statement and provides additional information about us.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as filed with the SEC is available on our website at www.targacept.com and is available in paper form (excluding exhibits) to beneficial owners of our common stock without charge upon written request directed to Targacept, Inc., 100 North Main Street, Suite 1510, Winston-Salem, North Carolina 27101, Attention: Chief Financial Officer. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 are also available on the SEC’s website at www.sec.gov.

Winston-Salem, North Carolina

April 18, 2014

Appendix A — Audit Committee Charter

TARGACEPT, INC.

AUDIT COMMITTEE CHARTER

I.	Audit Committee Purpose

The primary purposes of the Audit Committee are to assist the Board of Directors in its duty to oversee the Company’s accounting, financial reporting and internal control functions, the audit of the Company’s financial statements and internal control over financial reporting and the review of the Company’s interim financial statements. The Audit Committee will accomplish its purpose by exercising the authority and performing the responsibilities provided in this Charter.

Audit Committee Composition and Procedure

The Audit Committee will consist of at least three directors, each of whom will:

A. meet the criteria for independence under Rule 10A-3 promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended and as may be amended from time to time (the “Exchange Act”), unless an exception to such requirement under any subsection of Rule 10A-3 applies;

B. be an independent director as defined under applicable NASDAQ rules;

C. not have participated in the preparation of the Company’s financial statements or any current subsidiary of the Company at any time during the past three years; and

D. be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement.

At least one member of the Audit Committee will have employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background that results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, it is contemplated that at least one member of the Audit Committee will be an “audit committee financial expert” (as such term is defined in Item 407 of Regulation S-K, as may be amended from time to time), as determined by the Board.

Each Audit Committee member will serve until his or her successor is appointed by the Board or until his or her earlier death, removal, resignation or retirement. The Board will designate the chairman of the Audit Committee or, if it does not do so, the members of the Audit Committee will elect a chairman by majority vote. Subject to applicable law and NASDAQ rules, the Board will have the power at any time to change the size and membership of the Audit Committee and to fill any vacancy on the Audit Committee, provided that any new member satisfies the requirements of this Charter and all applicable law and NASDAQ rules. The rules and procedures of the Audit Committee will be governed by this Charter any guidelines adopted by the Board from time to time, the Company’s bylaws and applicable law.

The Audit Committee will meet (either in person or by conference telephone or other means by which the Audit Committee is permitted to meet) at least four times annually and such additional times as are necessary to carry out its responsibilities. At least annually, the Audit Committee will meet separately with the Company’s independent auditor, with management and with the head of the Company’s internal audit function, if any, in discharge of its obligations under Section III of this Charter.

The Audit Committee will record and maintain minutes of its meetings. The chairman of the Audit Committee or an Audit Committee member designated by the chairman will make a report to the Board of the Audit Committee’s meetings, actions taken at meetings or by consent and recommendations made since the most recent Board meeting, in each case except to the extent such matter or matters have been addressed in an interim report circulated to the Board by the Audit Committee

Audit Committee Authority and Responsibilities

The authority and responsibilities of the Audit Committee are as follows:

Responsibility for this Charter

A. review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board for its approval;

Appointment and Oversight of Independent Auditor and Audit Process

B. be directly responsible for the appointment (which need not be subject to stockholder ratification unless required by law, regulation or NASDAQ rules), compensation, retention and oversight of the work of any independent auditor engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attest services (including responsibility for resolving disagreements between the independent auditor and management regarding financial reporting), and each such independent auditor will report directly to the Audit Committee;

C. prior to engaging an independent auditor to perform an audit of the Company’s financial statements and internal control over financial reporting: (i) obtain from the independent auditor a formal written statement delineating all relationships between it and the Company, consistent with applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding auditor communications with the Audit Committee regarding independence; (ii) actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact its objectivity and independence; and (iii) take, or recommend that the Board take, appropriate action to ensure the independence of the independent auditor;

D. review with the independent auditor the terms of the audit engagement, its proposed audit strategy, scope and approach, including staffing, timing, locations, reliance on management and coordination of independent audit work with the work of the Company’s accounting personnel and the work of the head of its internal audit function, if any, and significant risks identified by the auditor;

E. approve each audit and permissible non-audit service to be provided by the independent auditor in advance, either expressly or in accordance with a pre-approval policy established by the Audit Committee (which policy may include delegation of pre-approval authority to one or more members of the Audit Committee, provided that any approval by such delegate(s) is presented to the full Audit Committee at its next scheduled meeting), and annually review and pre-approve the audit and non-audit services that are to be covered by the pre-approval policy, if applicable;

F. obtain and review a report from the independent auditor at least annually regarding: (i) the independent auditor’s internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm; (iii) any steps taken to deal with any such issues; and (iv) all relationships between the independent auditor and the Company;

G. discuss with the independent auditor the matters required to be discussed by PCAOB Auditing Standard No. 16, including the quality and acceptability of the accounting principles applied in the financial statements and changes in accounting policies, and any other matters required to be discussed with the independent auditor under generally accepted auditing standards;

H. confirm with the independent auditor that it is not aware of any violations of Rule 13b2-2 promulgated under the Exchange Act relating to improper influence on the conduct of audits or any illegal act that would require it to inform management of the Company and the Audit Committee as required by Section 10A(b) of the Exchange Act and otherwise respond to any inquiry by the auditor regarding violations or possible violations of laws or regulations;

I. discuss at least annually with the independent auditor, management and the head of the Company’s internal audit function, if any, the Company’s exposure to material risks, the manner in which management assesses, monitors and manages its exposure, the adequacy of the Company’s risk management activities and the nature of any unusual transactions;

J. review any management letters or internal control reports prepared by the independent auditor, by the Company’s accounting personnel or by the head of the Company’s internal audit function, if any, and management’s responses to such letters or reports;

K. review management’s assessments of the effectiveness of, and the independent auditor’s report on, the Company’s internal control over financial reporting;

L. following completion of the annual audit and at such other times as the Audit Committee deems appropriate, review separately with the independent auditor, with management and with the head of the Company’s internal audit function, if any, any significant problems or difficulties, or disagreements between management and the independent auditor, encountered during the course of the audit and review with the independent auditor management’s responses to such problems, difficulties or disagreements;

M. review and evaluate the lead partner of the independent auditor team and, to the extent required by law, ensure the rotation of the audit partners;

Review of Financial Statements, Financial Reporting and other Financial Matters

N. review with management and the independent auditor the effect of regulatory and accounting initiatives that may affect the Company, as well as the effect of any off-balance sheet structures and transactions on the Company’s financial statements;

O. review with management on at least an annual basis management’s analysis of any significant accounting issues, changes, estimates, judgments or unusual items relating to the Company’s financial statements and the selection, application and effects of critical accounting policies applied by the Company and review all reports of the independent auditor on such subjects delivered pursuant to Section 10A(k) of the Exchange Act (including, without limitation, its analysis of the effects of alternative treatments of financial information within GAAP and the ramifications of the use of alternative treatments);

P. after each of the first three fiscal quarters and after the fiscal year, review (which review may be conducted by the chairman on behalf of the Audit Committee) with management the financial results, the proposed earnings release, including any use of “pro forma” or “adjusted” non-GAAP financial measures, and the issuance of any earnings guidance;

Q. review, prior to filing with the SEC, the Company’s quarterly and annual financial statements and related disclosures, including the MD&A portion of the Company’s quarterly reports on Form 10-Q and annual report on

Form 10-K, and any disclosure to the Audit Committee under Section 302 of the Sarbanes-Oxley Act of 2002; and, following consultation with management and the independent auditor, consider whether to formally recommend to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K;

R. review with management and, as applicable, the Company’s outside counsel on at least a quarterly basis all pending or threatened litigation involving the Company, including any legal matters that may have a material impact on the financial statements and any material reports or inquiries received from regulatory or governmental agencies or authorities;

S. review with management on at least an annual basis the Company’s cash management program;

Oversight of Compliance

T. approve, to the extent required by applicable law or NASDAQ rules or Company policy, all related person transactions (i.e., transactions that are required to be disclosed pursuant to Item 404 of Regulation S-K) and modify, as necessary from time to time, the Company’s policy with respect to related person transactions;

U. establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

V. respond to any report of evidence of a material violation of the securities laws or breach of fiduciary duty that the Audit Committee receives from the Company’s chief legal officer or from any attorney appearing and practicing before the SEC in the representation of the Company;

W. investigate any matter brought to its attention and, in connection with such investigation, have full access to all books, records, facilities and personnel of the Company;

X. review the Company’s hiring policy (if any) for employees or former employees of the independent auditor and approve any such hiring in accordance with such policy;

Y. prepare the Audit Committee report required to be included in the Company’s annual proxy statement and perform any other activities consistent with this Charter, the Company’s bylaws, any guidelines adopted by the Board from time to time and applicable law as the Audit Committee or the Board deems necessary or appropriate;

Funding and Compensation

Z. determine (i) compensation to the independent auditor engaged to prepare or issue an audit report or perform other audit, review or attest services, (ii) compensation to any adviser engaged by the Audit Committee as authorized by this Charter and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties; and

General

AA. have the authority to form subcommittees and delegate authority to any such subcommittee in its sole discretion.

It is not the responsibility of the Audit Committee to plan or conduct audits of the Company’s financial statements or internal control over financial reporting or to determine that the Company’s financial statements comply with generally accepted accounting principles. Management of the Company is responsible for the preparation, presentation, and integrity of the Company’s financial statements, the appropriateness of the accounting principles and reporting policies that are used by the Company and the design and implementation of the Company’s internal control over financial reporting. The independent auditor is responsible for auditing the Company’s financial statements and internal control over financial reporting and for reviewing the Company’s unaudited interim financial statements.

Additional Resources

The Audit Committee has the right to utilize the Company’s accounting personnel, internal audit personnel, if any, and independent auditor, other internal staff and legal counsel and also has the right to retain at the Company’s expense independent accounting experts, lawyers and other consultants as it deems necessary to carry out its responsibilities. The Audit Committee will endeavor to keep the Company’s Chief Financial Officer advised as to the general range of anticipated expenses for outside advisers and consultants.

Adopted: June 16, 2004

Last Modified: December 7, 2012

ANNUAL MEETING OF STOCKHOLDERS OF

TARGACEPT, INC.

June 5, 2014

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 5, 2014

The Notice of 2014 Annual Meeting of Stockholders, proxy statement, form of proxy card and our 2013 Annual Report are available on our website at

www.targacept.com/2014 annualmeeting.

Please sign, date and mail your proxy card in the

envelope provided as soon as possible.

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

1. Election of the three nominees named below as Class II directors for a term to expire at the 2017 annual meeting of stockholders, with each director to hold office until his successor is duly elected and qualified or until his earlier death, retirement, resignation or removal.

O Julia R. Brown

O Dr. Stephen A. Hill

O John P. Richard

2. The approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in its proxy statement.

3. Ratification of the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF

ANNUAL MEETING AND INTERNET AVAILABILITY OF PROXY MATERIALS AND

ACKNOWLEDGES THAT THE PROXY STATEMENT AND 2013 ANNUAL REPORT

HAVE BEEN MADE AVAILABLE TO THE UNDERSIGNED.

FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT

(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”

and fill in the circle next to each nominee you wish to withhold, as shown here:

NOMINEES:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED BELOW AND “FOR” PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

Please detach along perforated line and mail in the envelope provided.

20330300000000000000 3 060514

GO GREEN

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14475

PROXY

TARGACEPT, INC.

JUNE 5, 2014 ANNUAL MEETING

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

TARGACEPT, INC.

The undersigned stockholder of Targacept, Inc., a Delaware corporation (the “Company”), revoking any previous proxies granted related to these shares, hereby appoints Dr. Stephen A. Hill and John P. Richard, or either of them, with full power to act alone, the true and lawful attorneys in fact and proxies of the undersigned, each with full power to act alone, the true and lawful attorneys in fact and proxies of the undersigned, with full power of substitution and revocation, to vote all shares of common stock of the Company that the undersigned is entitled to vote at the annual meeting of stockholders of the Company to be held at Targacept, Inc., 100 North Main Street, Suite 1510, Winston-Salem, North Carolina on Thursday, June 5, 2014 at 8:30 a.m. Eastern Daylight Time, and at any adjournment or postponement thereof, with all powers the undersigned would possess if personally present, as follows:

The shares represented by this Proxy will be voted in accordance with the instructions of the undersigned stockholder(s) when instructions are given in accordance with the procedures described herein and the accompanying proxy statement. If this Proxy is duly executed and returned, the shares represented hereby will be voted “FOR” the nominees for director named herein and “FOR” Proposals 2 and 3 described herein if no instruction to the contrary is indicated. If any other business is properly brought before the annual meeting or any adjournment or postponement thereof, the shares represented by this Proxy will be voted at the discretion of the proxies identified above.

(Continued and to be signed on the reverse side)